UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-1512

Oppenheimer Capital Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/31/2017

Item 1. Reports to Stockholders.

Annual Report	8/31/2017

OppenheimerFunds®
The Right Way
to Invest

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/17

	Class A Shares of the Fund
				Bloomberg
	Without Sales	With Sales	Russell 3000	Barclays U.S.	Reference Index
	Charge	Charge	Index	Aggregate Bond
				Index
1-Year	5.84%	-0.25%	16.06%	0.49%	5.81%
5-Year	5.29	4.05	14.27	2.19	6.49
10-Year	1.72	1.12	7.70	4.40	6.16

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month- end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) generated a total return of 5.84% during the reporting period. On a relative basis, the Fund marginally outperformed its Reference Index, a customized weighted index comprised of 65% Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Index) and 35% Russell 3000 Index, which returned 5.81%. Measured separately, the Barclays Index returned 0.49% and the Russell 3000 Index returned 16.06%. The Fund underperformed the Morningstar 30-50% Equity Category average which returned 6.63%.

The High Grade Fixed Income strategy generated solid absolute returns during the period and outperformed the Barclays Index. The Equity & Equity-Like strategy generated positive absolute returns but underperformed the Russell 3000 Index, due in part to suboptimal security selection. The underperformance of the Fund versus its peer group was the result of underperformance in the equity strategy. During the reporting period, in equities broadly speaking, growth substantially outperformed value and the strong performance was driven by a very narrow handful of stocks. In addition, global markets outperformed the U.S. markets. Given these dynamics, it is not surprising that a core, domestic-focused equity portfolio with a conservative tilt underperformed. The Opportunistic strategy also generated solid absolute returns and outperformed the

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

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Barclays Index, due in part to strong security selection. The Fund continues to deliver on its value proposition of attractive total returns (with a mid-single-digit return in the reporting period) combined with low volatility (3.72% standard deviation vs. 10.03% for the S&P 500, a common measure of volatility in the U.S. equity market, during the reporting period), good downside risk mitigation, a 12-month yield in the 2.5% to 4.0% range and positive risk-adjusted returns.

The Fund’s Class A shares paid four dividends during the period: $0.0614 per share in June 2017, $0.0617 per share in March 2017, $0.0807 per share in December 2016 and $0.0619 per share in September 2016 for a total of $0.2656 per share in the last 12 months. (The Fund’s Class A shares had a NAV of $10.14 per share on 8/31/17.) In addition, we believe that upside/downside capture ratios provide a good measure of the Fund’s downside protection. The upside capture ratio is the cumulative performance of a Fund in all up months of positive return divided by the cumulative performance of an index in those months. The downside capture ratio is the cumulative performance of a Fund in all down months of negative return divided by the cumulative performance of an index in those months. For the period from April 2009 to August 2017 (the time that Michelle Borré has been lead portfolio manager), the Fund’s upside capture has been 99% of the Reference Index and its downside capture has been 87%. In addition, relative to the Morningstar 30-50% Equity Category peer group for the same time period, the

Fund’s upside capture ratio has been 94% while its downside capture ratio has been 57%. This level of asymmetry means that the Fund has delivered significantly more upside than downside versus its peers in the peer group during that period. In our view, these distributions, combined with our upside/ downside capture ratios, are a testament to the Fund’s intelligent blending of multiple asset classes.

More broadly, the Fund seeks to deliver total return by providing a stream of income along with capital appreciation while attempting to mitigate downside risk. The Fund invests opportunistically in a broad range of securities across asset classes and capital structures. The portfolio is designed as a conservative investment vehicle with income, upside potential, strong risk-adjusted returns, controlled drawdowns and low volatility. Our investment process combines top down and bottom up analysis both within and across asset classes. We are fundamentally driven and longer-term, value-oriented investors.

MARKET OVERVIEW

Risk assets around the world have rallied since Trump’s election victory in November. For example, the S&P 500 has generated a total return of 16.21% from 11/9/16 to 8/31/17 while the FTSE 100 Index has climbed 11.45%, the Nikkei 225 Index has risen 22.31% and the MSCI Emerging Market Index has risen 26.51% over the same period. Significantly, this means that valuations have become even more stretched. Against this

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backdrop, interest rates have climbed higher, with the yield on the 10-year Treasury note rising from 1.85% on election day to 2.12% by the end of the reporting period for an increase of 27 basis points. In addition, as the yield on the 10-year Treasury backed up in the fourth quarter of 2016, fixed income came under pressure, with the Barclays Index falling 2.98%. In our view, Treasuries could become less helpful to investors during market selloffs or rising rate environments, in part because they offer paltry yields, making the risk/reward tradeoff unattractive. This is especially true as the Federal Reserve (the “Fed”) continues to normalize rates and begins to shrink its massive $4.5 trillion balance sheet likely starting in October.

Regarding geopolitical risks, the Trump administration has injected a level of policy uncertainty into the markets that investors have not seen in quite a while. At the same time, structural flaws in both Europe and Japan remain unresolved, as does the debt crisis in Greece. China and other emerging markets are facing slower long-term growth that is in our view overly reliant on excessive credit growth. Many developed markets are stuck in low gear, and numerous countries in the Eurozone face persistently slow growth combined with structural issues that are proving difficult to resolve.

Moreover, we believe that in a number of countries there has been a meaningful change in the relationship between elected representatives and voters, or stated differently, between those who make policies and those who actually pay for those policies. This change was typified by Brexit where voters in the UK surprised the capital markets by electing to leave the European Union (EU). In other countries, voter dissatisfaction with ruling parties is also apparent. For example, although German Chancellor Angela Merkel won a fourth term on September 24, a far right party (AfD) won seats in parliament for the first time in six decades, due in part to voter anger over Germany’s acceptance of approximately one million refugees from the Middle East and Africa. Joining the EU opened the door to new problems, such as immigration and the need to bail out peripheral nations. However, the EU does not seem capable of solving these issues, which has caused significant internal tension. In short, the chasm between politicians who decide social and fiscal policies and the voters who actually pay for those policies is growing. Austria came close to electing a far right candidate in its presidential election last December. Voters in Italy rejected a constitutional referendum, causing Prime Minister Matteo Renzi to resign that same month. Although France elected the more centrist candidate Emmanuel Macron as President in May, he does not represent a mainstream political party. After the period ended, Catalan voters on October 1 overwhelmingly approved a referendum on independence. However, the government of Spain opposed that referendum and deemed it illegal. Italy, which still has an unemployment rate above 11%, will hold a national election in 2018. We do not know what the outcome of this or other upcoming

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elections will be, but we believe the results have the potential to create additional stress on the EU. Simply put, the Portfolio Management team believes the EU in its current form is unsustainable, although we do not know what specific catalysts might cause changes in its structure or when those changes might occur.

Meanwhile, voter dissatisfaction was on full display in the U.S. as Donald Trump won the presidential election with a campaign to effect radical change in Washington and the Republicans swept Congress for the first time in 15 years. Each of these elections had the potential to create significant geopolitical change that could increase volatility in the capital markets. Under these circumstances, we believe investors could benefit from a broader toolkit than was needed during the risk-on, QE-supported market of the past several years and a different toolkit than has been effective in the past because of the unfavorable, in our view, risk/reward in conservative fixed income. Part of this broader toolkit could include the ability to take positions with short exposure that can actually profit from market declines. This kind of short exposure is available through the Opportunistic strategy of the Fund. (Because the Fund does not have a prime broker, we do not short individual securities. However, we can take negative positions, or the functional equivalent of short exposures, through a variety of different financial instruments.)

FUND REVIEW

Equity strategy. The Fund’s Equity & Equity-Like strategy may include common stocks, convertible bonds, preferred stocks, structured notes and other derivatives. This strategy generated a strong absolute return but underperformed the Russell 3000 Index during the reporting period. The strongest contributors to performance were our positions in Apple, UnitedHealth Group and Allstate, while the biggest detractors included Brinker International, General Electric and Occidental Petroleum.

Our position in Apple Inc. (AAPL) contributed to performance as the company benefited from a solid product cycle for the iPhone. This success was enhanced by domestic carrier marketing support for that product as well as the lack of effective competition from Samsung. We expect the momentum to continue as there is significant customer interest surrounding the company’s release of its iPhone X, which could drive meaningful upgrades in the installed base and upside to average phone prices. Furthermore, AAPL’s management team continues to execute well on its capital allocation strategy, which has helped to return cash to shareholders.

Our position in UnitedHealth Group (UNH) contributed to performance as well. UNH is the largest health insurer in the U.S. with a diversified business model that serves commercial customers, government programs such as Medicare Advantage and Medicaid, and international customers. UNH also owns

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a fast-growing services business, Optum, which has increasingly become an earnings driver for the company. UNH outperformed due to strong growth in its insurance and healthcare services units, as well as an improved outlook for earnings growth in 2017 and beyond.

Similarly, our position in Allstate (ALL), a multi-line insurer focused on the U.S. and Canada, contributed to performance as well. The company’s earnings have been significantly better than investors expected, which has provided strong support for the stock price. Results for the firm’s Allstate brand automobile insurance, the company’s largest business, were particularly strong, as prices increased at a mid-single-digit rate while losses moderated.

In contrast, our position in Brinker International (EAT), a casual dining restaurant company, detracted from performance. The company suffered from overall weakness in the restaurant industry, which has pressured customer traffic trends. EAT has implemented a number of new initiatives around menu, beverages and advertising that are expected to play out over time, but so far, none have been able to overcome the sector’s headwinds. We have since exited this position.

Our holdings in General Electric (GE), an industrial conglomerate focused on aviation, power, energy, and healthcare, underperformed in part due to investors’ concerns about the magnitude of revisions to the earnings outlook for 2017-2018. The concerns stem from a weaker global gas power generation outlook, a longer recovery period for the Oil & Gas business and a slowing wide-body aerospace cycle. The market has also been penalizing GE’s lower free cash flow conversion rate of 65% versus its historical rate of 80%. However, new CEO John Flannery is expected to focus aggressively on cost reduction, leverage the company’s leadership position in additive manufacturing and digital industrial software, and set more realistic earnings expectations that should position the company to beat and raise earnings going forward. We believe that these actions should translate into improved free cash flow generation. The current 3.8% dividend yield is also supportive for the stock.

Similarly, our position in Occidental Petroleum (OXY), a U.S.-based global exploration and production company, detracted from performance. The stock has underperformed since management announced the $2 billion acquisition of Permian Basin acreage that the market viewed as fully valued. Investors were concerned that the acquisition could negatively impact the company’s pristine balance sheet. Furthermore, they worried about rising unit production costs as the company transitions to become more of a U.S. onshore shale player that is focused on delivering 5%-8% production growth per year. This has raised questions about whether OXY is still a prodigious free cash flow producer that consistently grows its dividend, or whether it is now focused on differentiated

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production growth, which might require outspending the company’s after-dividend cash flow. The company’s recent results show promise with the key message being that, in our view, OXY can generate free cash flow, fund a growing dividend and deliver 5%-8% production growth at a longer term $50 oil price.

Opportunistic strategy. In this strategy we seek asymmetric risk/reward opportunities and investments where the Portfolio Manager believes the return profile has a low correlation to traditional investment strategies. We also seek investments that can help to achieve our broader fund objectives. At the end of the fiscal year, this strategy included investments in senior loans through Oppenheimer Master Loan Fund, LLC, asset-backed securities (ABS), corporate bonds, convertible securities and certain derivatives. This strategy produced a solid absolute return and outperformed the Barclays Index, largely due to strong security selection. Among the top performers in this strategy were our positions in senior bank loans and two ABS. The biggest detractors were two pair trades, long North American investment grade (“IG”) credit / short EU IG credit and long senior bank loans /short high yield debt, as well as a currency position that was long U.S. dollar / short Thai baht.

Our holdings in the Oppenheimer Master Loan Fund, LLC contributed to performance during the period. Credit spreads tightened as the economy continued to perform adequately while still easy financial conditions supported asset prices. Floating rate loans also benefited from the upward trend in U.S. interest rates from mid-2016 through the end of the reporting period.

Our position in Blade, an ABS backed by a portfolio of aircraft engines, also contributed to performance. Some of Blade’s engines are associated with planes that are older and in lower demand. This bond benefits from a credit support provided by Assured Guaranty. During the reporting period, several of the engines that back the bond were re-leased, which resulted in increased rental revenue and accelerated principal repayments. Furthermore, the credit spread on the bond insurer (Assured Guaranty) tightened due to perceptions of decreased credit risk. The lower credit spread suggested that the present value of any wrap recovery would be larger, which supported the value of the bond. These factors combined to provide an opportunity to exit this position at an attractive price, and this position is now closed.

Likewise, our position in Airspeed, an ABS backed by commercial aircraft, contributed to performance as well. This bond is backed primarily by narrow body aircraft. Favorable supply/demand conditions in the narrow body market have supported both lease and utilization rates for these planes, which in turn have supported the credit profile of this bond. We have since exited this position.

In contrast, our pair trade of long North American IG credit / short EU IG credit

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detracted from performance. We expressed this position through holdings in credit default swap indices. The European IG index has substantial exposure to financial credits. Investor concerns over European financial institutions abated significantly in the period. In addition, a decrease in perceived European political risks due to the defeat of anti-Euro politicians in the French and Dutch elections, and an accelerating European economy, further supported a tightening of European credit spreads, which negatively impacted our short position.

Our pair trade of long senior bank loans / short high yield credit also detracted from performance. High yield outperformed loans as high yield spreads tightened more than loan spreads. Furthermore, the increased ability of issuers to call loans compared to bonds prevents loans from capturing as much of the benefit from spread tightening as high yield bonds.

Finally, our currency position that was long U.S. dollar / short Thai baht hurt performance as well. We are short several different currencies relative to the U.S. dollar, including the Thai baht. Thailand’s economy is tied to the Chinese economy in that Thailand is both an exporter to, and a competitor with, China. Improvements in the Chinese economy have benefited Thailand and supported the baht. In addition, falling expectations of another Chinese currency devaluation are reducing the risk of a dramatic drop in the baht in response to such a devaluation, which has hurt our short position.

High Grade Fixed Income strategy. The High Grade Fixed Income strategy generated strong absolute returns and meaningfully outperformed the Barclays Index during the reporting period. This strategy continues to favor corporate bonds, mortgages and other securitized products over government debt. The dollar was generally weaker against a basket of currencies for the largest trading partners of the U.S. The yield in the 10-year Treasury note climbed from 1.85% to 2.12% by the end of the reporting period.

Contributing to this strategy’s outperformance was an allocation to non-agency MBS which benefited from solid fundamentals and a strong technical environment. Also benefiting relative performance was an allocation to BB-rated corporate bonds, an underweight to U.S. Treasuries and solid security selection within investment grade corporate bonds, specifically within the banking, capital goods and consumer non-cyclical sectors. Slightly detracting from relative performance was an overweight to agency MBS, CMBS and ABS. That being said, this underperformance was more than offset by positive contribution from security selection within these same sectors.

The Fed continued to reduce monetary policy accommodation with rate hikes of 25 basis points in December 2016, March 2017 and June 2017. In addition, the Fed has repeatedly signaled that there could be another hike in late 2017, and it is expected to start shrinking its balance sheet in October. All of this has fallen largely within market expectations, and to date, the reaction to

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monetary tightening has been orderly.

The High Grade Fixed Income team believes that macroeconomic fundamentals should remain solid, with continued gains in wages and employment. Inflation may creep higher and potential fiscal stimulus could boost consumption later in the year. The team remains neutral duration as near term inflation risks appear to be fully priced into yields and the rise in risk premium is consistent with a relatively sanguine economic outlook. Demand for credit-related securities continues to be strong. While corporate fundamentals appear stable, the team does believe we are late in the credit cycle. As a result, the High Grade team remains cautiously engaged in investment grade corporate credit, and the Fund has modest exposure to typically high Sharpe ratio BB-rated corporates. Within structured products, the team continues to avoid student loans and more esoteric ABS. The team continues to favor auto, and to some extent, credit card ABS given their attractive fundamentals, carry and solid structures.

STRATEGY & OUTLOOK

The macro environment remains complex. In the wake of Trump’s election victory, and the chaotic nature of his administration thus far, we expect to see crosscurrents throughout 2017-2018. Although Republicans swept the White House, Senate and House of Representatives, legislative action still requires the approval of Congress. Since Republicans hold only a slim majority in the Senate, this has proven to be a very challenging task.

President Trump has discussed providing fiscal stimulus through a combination of corporate, personal and offshore cash tax cuts. If the new administration reduces the corporate tax rate, we believe this could help domestic companies much more than international companies (many of which already take advantage of lower tax rates in other jurisdictions). In particular, a reduction in the tax rate to 15% (a level Trump repeatedly discussed on the campaign trail) could boost earnings for certain companies by 20% or more. In addition, a tax cut on cash held offshore could incentivize companies to repatriate that capital and put it to work in the U.S. or pay it out to shareholders through buybacks or dividends. The Fund already had a U.S. bias before the election, and we continued that in the aftermath of Trump’s victory.

In addition, Trump has spoken about spending up to $1 trillion on infrastructure over a number of years. We believe this kind of investment could be very stimulative for GDP, but we recognize that acceleration in growth would likely only take place in the early years of the program. After that, the higher level of spending would become part of the base, and we expect that growth would taper off. Beyond that, there is currently $20.2 trillion in outstanding U.S. government debt. Depending on how an infrastructure program is funded, that number could grow meaningfully during the Trump administration, bringing out the deficit hawks (typically

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Republicans) in Washington. More broadly, if this stimulus were to occur it would be late in the economic cycle and during a tight labor market, which is unusual. As a result, it could cause wage pressures to build further, which in turn could cause inflation to rise more than expected. It has proven to be more difficult than we expected to get legislation passed and with mid-term elections approaching in 2018 the window could close.

Private equity investor Wilbur Ross is the Secretary of Commerce. Both Trump and Ross in the past have expressed antipathy toward what they consider to be bad trade deals (e.g., NAFTA, Trans-Pacific Partnership, etc.). While no one knows precisely what the new administration’s trade policies will be, we do know that trade barriers tend to make goods and services more expensive, and on a longer-term basis, they tend to slow economic growth, although the impact may not be apparent for some time. We also know that trade barriers erected in the U.S. won’t necessarily result in the closure of manufacturing capacity in other countries. What this might mean for certain goods (e.g., Chinese steel facing tariffs in the U.S.) is that there could be an undersupply in the U.S., which would be inflationary, and could spark demand for new capacity, which in turn could spark domestic investment. Of course, this investment could rely more on automation than manual labor and create fewer jobs than expected. At the same time, however, there could be excess supply in foreign markets, which would be deflationary. This mismatch of supply and demand—created by artificial trade barriers—tends to depress global trade and slow economic growth in the long term. It could also be another catalyst that helps push the dollar higher versus certain foreign currencies, which would likely put downward pressure on commodity prices and the earnings of some S&P 500 companies.

Moreover, we believe the kinds of changes to immigration policy that Trump has discussed would tend to be negative for growth in the long run, although the impact might not be apparent immediately. In particular, population growth is an important driver of economic growth, so restricting immigration could be a drag on GDP. Recent experiences in Japan and Europe make clear that it is difficult to generate robust economic growth with little to no population growth.

Finally, there are currently three open seats on the Federal Reserve Open Market Committee (“FOMC”) and the current term of Chairperson Janet Yellen expires in February 2018. The current term of Vice Chairperson Stanley Fischer was set to expire in June of 2018. (Their terms as Fed Governors extend beyond these dates.) However, Vice Chair Fischer surprised the markets in September 2017 by announcing that he would resign the following month for personal reasons. This means Trump will get to appoint at least four people to the Fed, and possibly five, including the Chair and Vice Chair, in the next five months. If Trump and a newly reconstituted Fed are more hawkish than investors currently expect, then the new administration could ultimately shift the tide away from the

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current “easy money forever” policies of central banks around the world. The Fed has raised rates by 25 basis points four times since December 2015. The Fed may raise rates later this year, and is expected to start normalizing its balance sheet in October, which is effectively additional monetary policy tightening. Moreover, the European Central Bank, the Bank of England, the Bank of Japan and other central banks will ultimately need to taper off negative rates and/or QE just as the Fed did, but the path to rate normalization may not be as smooth. We have constructed the portfolio with an eye toward delivering low volatility, effective diversification, strong downside risk mitigation and high risk-adjusted returns in a variety of market conditions.

In our view, the U.S. equity market moved meaningfully ahead of earnings growth in 2015-2016, and valuations climbed to the point where U.S. equities were no longer inexpensive. In addition, late-cycle warning signs started to flash yellow in 2016. Default rates on both prime and subprime auto loans, senior bank loans, high-yield bonds and consumer debt started to tick up. Profit margins for the S&P 500 had peaked and were starting to decline. But the outlook changed when Trump won the election. Underlying earnings were weak, although they started to improve in the first and second quarters of 2017. A reduction in the corporate tax rate could boost those earnings significantly. The timing of any potential tax cut or other stimulus is uncertain, and may not occur until 2018 or later, if at all. The question for investors is whether earnings growth will meaningfully and durably accelerate as the Trump administration’s policies are formulated and eventually implemented. Today that is an unknown.

We also recognize that Trump’s victory has caused a meaningful change in the outlook for fixed income. Treasury rates had been range bound for some time, with yields oscillating between 1.25% to 3.0%. In the longer run, however, we did not believe rates this low were sustainable. Trump’s election victory sent rates higher as the 10-year yield jumped from 1.83% on November 7 to 2.12% by the end of the reporting period. Against this backdrop, equities and other risk assets have rallied sharply, while bonds have participated to a lesser extent. As indicated above, we have become more bearish on fixed income after the election.

We believe the U.S. economy still has attractive growth potential in certain areas, and we are waiting to see what new pro-growth policies the Trump administration can actually implement. We recognize there are pockets of innovation in different industries including pharmaceuticals, consumer discretionary and technology. Nonetheless, we are mindful that U.S. equity valuations are pushing up against the edge of bubble territory after several years when S&P 500 Index performance ran well ahead of earnings growth, leading to significant multiple expansion. (Since the S&P 500 bottomed in March 2009, it has climbed by more than 275% in the last eight years while S&P

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earnings have grown by less than one third of that figure.) In fact, the only time in the last four decades when the S&P 500 Index has traded at a higher price-earnings multiple on next 12 months’ consensus earnings was during the Tech Bubble in 1997-2000.

Accordingly, we continue to pick our spots, selecting securities that we believe offer attractive risk-adjusted returns. We remain

Michelle Borré, CFA Portfolio Manager

focused, as always, on controlling volatility and mitigating downside risk. We expect to be in a muted return and crosscurrent heavy world for a while. We believe that the ability to generate attractive returns efficiently and without taking on undue risk, controlling volatility and limiting drawdowns will be of greater value to investors in a muted return world, and that is where our investment team’s efforts are focused.

Krishna Memani Portfolio Manager

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Portfolio Positioning

PORTFOLIO POSITIONING
	Long	Short	Net
High-Grade Fixed Income Strategy	48.3%	-4.2%	44.1%
Equity Strategy	36.2	0.0	36.2
Opportunistic Strategy	28.9	-9.3	19.6

HIGH-GRADE FIXED INCOME STRATEGY
	Long	Short	Net
Corporate Bonds	16.8%	0.0%	16.8%
Mortgage Related Securities	19.9	0.0	19.9
Asset Backed Securities	4.1	0.0	4.1
Duration Hedges	7.5	-4.2	3.3
Credit Default Swaps	0.0	0.0	0.0

TOP TEN EQUITY HOLDINGS
	Long	Short	Net
Apple, Inc.	1.5%	–%	1.5%
Chubb Ltd.	1.2	–	1.2
M&T Bank Corp.	1.2	–	1.2
Lockheed Martin Corp.	1.1	–	1.1
Alphabet, Inc., Cl. A	1.0	–	1.0
UnitedHealth Group, Inc.	1.0	–	1.0
Altria Group, Inc.	1.0	–	1.0
AT&T, Inc.	0.9	–	0.9
Cisco Systems, Inc.	0.8	–	0.8
Philip Morris International, Inc.	0.8	–	0.8

Portfolio holdings and allocations are dollar-weighted based on total net assets and are subject to change. Percentages are as of August 31, 2017. Holdings exclude cash and cash equivalents. As of August 31, 2017, the Fund held approximately 13.8% in cash and cash equivalents. Negative weightings may result from the use of leverage. Leverage involves the use of various financial instruments or borrowed capital in an attempt to increase investment return. Leverage risks include potential for higher volatility, greater decline of the Fund’s net asset value and fluctuations of dividends and distributions paid by the Fund. Asset tables may not display cash weightings. Net total exposure may not equal the sum of long and short exposure due to rounding. For more current Fund holdings, please visit oppenheimerfunds.com.

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OPPORTUNISTIC STRATEGY

	Long	Short	Net
Senior Loans	10.3%	0.0%	10.3%
Corporate Bonds & Hybrids	7.6	0.0	7.6
Asset Backed Securities	5.5	0.0	5.5
Commodities	1.0	0.0	1.0
Sovereign	1.8	-2.0	-0.2
Interest Rates	0.0	-0.7	-0.7
Relative Value	2.4	-3.2	-0.8
Currencies	0.3	-3.4	-3.1

Portfolio holdings and allocations are dollar-weighted based on total net assets and are subject to change. Percentages are as of August 31, 2017. Holdings exclude cash and cash equivalents. As of August 31, 2017, the Fund held approximately 13.8% in cash and cash equivalents. Negative weightings may result from the use of leverage. Leverage involves the use of various financial instruments or borrowed capital in an attempt to increase investment return. Leverage risks include potential for higher volatility, greater decline of the Fund’s net asset value and fluctuations of dividends and distributions paid by the Fund. Asset tables may not display cash weightings. Net total exposure may not equal the sum of long and short exposure due to rounding. For more current Fund holdings, please visit oppenheimerfunds.com.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS 8/31/17

	Inception Date	1-Year	5-Year		10-Year
Class A (OPPEX)	12/1/70	5.84%	5.29%		1.72%
Class B (OPEBX)	8/17/93	5.04	4.41		1.15
Class C (OPECX)	11/1/95	5.13	4.48		0.90
Class I (OCIIX)	12/27/13	6.29	4.70	*	N/A
Class R (OCINX)	3/1/01	5.57	4.99		1.40
Class Y (OCIYX)	1/28/11	6.21	5.54		6.10	*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/17

	Inception Date	1-Year	5-Year		10-Year
Class A (OPPEX)	12/1/70	-0.25%	4.05%		1.12%
Class B (OPEBX)	8/17/93	0.04	4.07		1.15
Class C (OPECX)	11/1/95	4.13	4.48		0.90
Class I (OCIIX)	12/27/13	6.29	4.70	*	N/A
Class R (OCINX)	3/1/01	5.57	4.99		1.40
Class Y (OCIYX)	1/28/11	6.21	5.54		6.10	*

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the Fund’s Reference Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Fund’s Reference Index is a customized weighted index currently comprised of 35% Russell 3000 Index and 65% Bloomberg Barclays U.S. Aggregate Bond Index. The indices are unmanaged and cannot be purchased directly

16        OPPENHEIMER CAPITAL INCOME FUND

by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Morningstar 30-50% Equity Category Average is the average return of the mutual funds within the investment category as defined by Morningstar. Returns include the reinvestment of distributions but do not consider sales charges. The Morningstar 30-50% Equity Category Average performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

17        OPPENHEIMER CAPITAL INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18        OPPENHEIMER CAPITAL INCOME FUND

Actual	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During 6 Months Ended August 31, 2017
Class A	$1,000.00	$1,017.30	$4.94
Class B	1,000.00	1,014.30	8.92
Class C	1,000.00	1,014.10	8.87
Class I	1,000.00	1,020.40	2.91
Class R	1,000.00	1,016.50	6.27
Class Y	1,000.00	1,019.60	3.77

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.32	4.95
Class B	1,000.00	1,016.38	8.93
Class C	1,000.00	1,016.43	8.88
Class I	1,000.00	1,022.33	2.91
Class R	1,000.00	1,019.00	6.28
Class Y	1,000.00	1,021.48	3.78

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2017 are as follows:

Class	Expense Ratios
Class A	0.97%
Class B	1.75
Class C	1.74
Class I	0.57
Class R	1.23
Class Y	0.74

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

19        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS August 31, 2017

	Shares	Value
Common Stocks—33.9%
Consumer Discretionary—0.8%
Media—0.8%
DISH Network Corp., Cl. A1	257,104	$ 14,729,488
Live Nation Entertainment, Inc.[1]	189,520	7,573,219
		22,302,707
Consumer Staples—2.3%
Beverages—0.5%
Coca-Cola Co. (The)	291,230	13,265,527
Tobacco—1.8%
Altria Group, Inc.	386,815	24,524,071
Philip Morris International, Inc.	186,110	21,761,842
		46,285,913
Energy—3.2%
Energy Equipment & Services—0.4%
Halliburton Co.	135,506	5,280,669
Schlumberger Ltd.	99,466	6,317,085
		11,597,754
Oil, Gas & Consumable Fuels—2.8%
Canadian Natural Resources Ltd.	141,686	4,364,893
Chevron Corp.	158,768	17,086,612
ConocoPhillips	283,042	12,357,614
EOG Resources, Inc.	110,930	9,427,941
Exxon Mobil Corp.	44,913	3,428,209
Newfield Exploration Co.[1]	153,796	4,018,690
Noble Energy, Inc.	170,742	4,058,537
Occidental Petroleum Corp.	228,033	13,613,570
Valero Energy Corp.	79,178	5,392,022
		73,748,088
Financials—5.5%
Capital Markets—0.4%
Goldman Sachs Group, Inc. (The)	22,110	4,946,891
Raymond James Financial, Inc.	54,450	4,264,524
		9,211,415
Commercial Banks—1.7%
JPMorgan Chase & Co.	96,320	8,754,525
M&T Bank Corp.	203,030	30,020,016
PNC Financial Services Group, Inc. (The)	45,960	5,763,843
		44,538,384
Insurance—1.9%
Allstate Corp. (The)	196,100	17,747,050

20        OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value
Insurance (Continued)
Chubb Ltd.	234,330	$ 33,138,949
		50,885,999
Real Estate Investment Trusts (REITs)—1.5%
American Assets Trust, Inc.	115,590	4,695,266
Blackstone Mortgage Trust, Inc., Cl. A	636,780	19,963,053
Starwood Property Trust, Inc.	719,760	15,985,870
		40,644,189
Health Care—5.2%
Biotechnology—0.4%
Shire plc, ADR	75,280	11,246,079
Health Care Equipment & Supplies—0.7%
Abbott Laboratories	104,470	5,321,702
Medtronic plc	148,660	11,984,969
		17,306,671
Health Care Providers & Services—2.0%
Cigna Corp.	104,510	19,027,090
HCA Healthcare, Inc.[1]	91,009	7,158,768
UnitedHealth Group, Inc.	130,044	25,865,752
		52,051,610
Pharmaceuticals—2.1%
Allergan plc	60,270	13,830,760
Bristol-Myers Squibb Co.	91,920	5,559,322
Merck & Co., Inc.	194,570	12,425,240
Novartis AG, Sponsored ADR	152,980	12,894,684
Roche Holding AG	48,481	12,356,916
		57,066,922
Industrials—6.0%
Aerospace & Defense—3.0%
L3 Technologies, Inc.	92,170	16,727,011
Lockheed Martin Corp.	94,520	28,865,463
Northrop Grumman Corp.	72,160	19,642,674
Raytheon Co.	74,790	13,612,528
		78,847,676
Airlines—0.1%
United Continental Holdings, Inc.[1]	68,926	4,270,655
Commercial Services & Supplies—1.3%
Johnson Controls International plc	383,561	15,185,180
Republic Services, Inc., Cl. A	309,450	20,188,518
		35,373,698

21        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Construction & Engineering—0.2%
Granite Construction, Inc.	109,340	$ 6,038,848
Industrial Conglomerates—1.2%
General Electric Co.	736,270	18,075,429
Honeywell International, Inc.	93,953	12,990,881
		31,066,310
Road & Rail—0.2%
Union Pacific Corp.	42,010	4,423,653
Information Technology—4.5%
Communications Equipment—1.0%
Cisco Systems, Inc.	685,622	22,083,885
CommScope Holding Co., Inc.[1]	131,870	4,359,622
		26,443,507
Internet Software & Services—1.0%
Alphabet, Inc., Cl. A1	27,530	26,297,757
Semiconductors & Semiconductor Equipment—1.0%
QUALCOMM, Inc.	151,890	7,939,290
Xilinx, Inc.	306,782	20,266,019
		28,205,309
Technology Hardware, Storage & Peripherals—1.5%
Apple, Inc.	241,825	39,659,300
Materials—1.7%
Chemicals—0.7%
Celanese Corp., Cl. A	147,513	14,311,711
Methanex Corp.	106,996	5,467,496
		19,779,207
Containers & Packaging—1.0%
Packaging Corp. of America	93,110	10,466,495
Sonoco Products Co.	310,650	14,991,969
		25,458,464
Telecommunication Services—2.4%
Diversified Telecommunication Services—2.4%
AT&T, Inc.	626,640	23,473,934
BCE, Inc.	451,830	21,489,035
Verizon Communications, Inc.	387,270	18,577,342
		63,540,311
Utilities—2.3%
Electric Utilities—1.7%
Edison International	197,800	15,859,604
NextEra Energy, Inc.	94,828	14,272,562

22        OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value
Electric Utilities (Continued)
PG&E Corp.	202,330	$ 14,239,986
		44,372,152
Multi-Utilities—0.6%
CMS Energy Corp.	335,290	16,274,976
Total Common Stocks (Cost $954,409,463)		900,203,081
Preferred Stocks—1.3%
Citigroup Capital XIII, 7.542% Cum., Non-Vtg.[2]	1,060,000	28,704,800
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	1,833	1,882,491
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	4,500	4,617,000
Total Preferred Stocks (Cost $34,582,097)		35,204,291
	Principal Amount
Asset-Backed Securities—8.0%
Airspeed Ltd.:
Series 2007-1A, Cl. G1, 1.497% [LIBOR01M+27], 6/15/32[2,3]	$14,875,900	13,242,526
Series 2007-1A, Cl. G2, 1.507% [LIBOR01M+28], 6/15/32[2,3]	7,290,678	6,528,263
American Credit Acceptance Receivables Trust:
Series 2015-1, Cl. B, 2.85%, 2/12/21[4]	749,361	750,212
Series 2015-3, Cl. B, 3.56%, 10/12/21[4]	990,433	995,983
Series 2015-3, Cl. C, 4.84%, 10/12/21[4]	960,000	984,378
Series 2015-3, Cl. D, 5.86%, 7/12/22[4]	955,000	984,026
Series 2016-4, Cl. B, 2.11%, 2/12/21[4]	1,365,000	1,365,083
Series 2017-3, Cl. B, 2.25%, 1/11/21[4,5]	425,000	425,239
AmeriCredit Automobile Receivables Trust:
Series 2013-2, Cl. E, 3.41%, 10/8/20[4]	1,735,000	1,739,600
Series 2013-4, Cl. D, 3.31%, 10/8/19	350,000	352,856
Series 2017-2, Cl. D, 3.42%, 4/18/23	2,065,000	2,104,249
Bear Stearns Structured Products Trust:
Series 2007-EMX1, Cl. A2, 2.534% [US0001M+130], 3/25/37[2,4]	5,900,000	5,824,006
Series 2007-EMX1, Cl. M1, 3.234% [US0001M+200], 3/25/37[2,4]	8,000,000	7,551,755
Blade Engine Securitization Ltd., Series 2006-1A, Cl. A1, 2.227% [LIBOR01M+100], 9/15/41[2,3,6]	1,287,756	648,707
Cabela’s Credit Card Master Note Trust:
Series 2013-2A, Cl. A2, 1.877% [LIBOR01M+65], 8/16/21[2,4]	785,000	788,474
Series 2016-1, Cl. A1, 1.78%, 6/15/22	2,095,000	2,096,962
Series 2016-1, Cl. A2, 2.077% [LIBOR01M+85], 6/15/22[2]	4,190,000	4,230,904
Capital Auto Receivables Asset Trust, Series 2014-1, Cl. D, 3.39%, 7/22/19	580,000	584,234
Capital One Multi-Asset Execution Trust:
Series 2016-A1, Cl. A1, 1.677% [LIBOR01M+45], 2/15/22[2]	2,690,000	2,705,401
Series 2016-A3, Cl. A3, 1.34%, 4/15/22	2,320,000	2,309,628
CarFinance Capital Auto Trust:
Series 2014-1A, Cl. D, 4.90%, 4/15/20[4]	1,035,000	1,059,252
Series 2015-1A, Cl. A, 1.75%, 6/15/21[4]	284,271	284,243
CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	655,000	661,265
Series 2015-3, Cl. D, 3.27%, 3/15/22	1,975,000	1,996,904
Series 2016-1, Cl. D, 3.11%, 8/15/22	1,300,000	1,309,957

23        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
CarMax Auto Owner Trust: (Continued)
Series 2016-3, Cl. D, 2.94%, 1/17/23	$760,000	$ 757,308
Series 2016-4, Cl. D, 2.91%, 4/17/23	1,710,000	1,699,856
Series 2017-1, Cl. D, 3.43%, 7/17/23	1,565,000	1,578,406
CCG Receivables Trust, Series 2017-1, Cl. B, 2.75%, 11/14/23[4]	1,580,000	1,583,099
Chase Issuance Trust, Series 2014-A5, Cl. A5, 1.597% [LIBOR01M+37], 4/15/21[2]	1,690,000	1,697,627
Citibank Credit Card Issuance Trust, Series 2014-A6, Cl. A6, 2.15%, 7/15/21	4,420,000	4,463,452
CPS Auto Receivables Trust:
Series 2013-C, Cl. D, 6.59%, 8/15/19[4]	685,000	700,994
Series 2017-C, Cl. A, 1.78%, 9/15/20[4]	617,883	617,869
Series 2017-C, Cl. B, 2.30%, 7/15/21[4]	685,000	685,859
Credit Acceptance Auto Loan Trust, Series 2014-2A, Cl. B, 2.67%, 9/15/22[4]	814,991	815,449
CWABS Asset-Backed Certificates Trust, Series 2005-14, Cl. 1A1, 1.464% [US0001M+23], 4/25/36[2]	1,453,826	1,456,096
Discover Card Execution Note Trust:
Series 2012-A6, Cl. A6, 1.67%, 1/18/22	2,105,000	2,107,715
Series 2016-A1, Cl. A1, 1.64%, 7/15/21	3,855,000	3,861,463
Series 2016-A4, Cl. A4, 1.39%, 3/15/22	4,235,000	4,216,850
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[4]	115,000	117,086
Series 2016-BA, Cl. C, 3.19%, 7/15/22[4]	1,040,000	1,052,445
Series 2016-CA, Cl. C, 3.02%, 11/15/21[4]	980,000	990,118
Series 2016-CA, Cl. D, 4.18%, 3/15/24[4]	1,070,000	1,100,498
Series 2017-1, Cl. B, 2.36%, 3/15/21	1,065,000	1,068,702
Series 2017-2, Cl. B, 2.25%, 6/15/21	685,000	686,749
Series 2017-2, Cl. C, 2.75%, 9/15/23	750,000	751,930
Series 2017-AA, Cl. D, 4.16%, 5/15/24[4]	1,410,000	1,443,584
Series 2017-BA, Cl. D, 3.72%, 10/17/22[4]	1,525,000	1,541,108
DT Auto Owner Trust:
Series 2014-2A, Cl. D, 3.68%, 4/15/21[4]	2,141,372	2,156,727
Series 2015-2A, Cl. D, 4.25%, 2/15/22[4]	780,000	796,111
Series 2016-1A, Cl. B, 2.79%, 5/15/20[4]	1,037,833	1,039,249
Series 2016-4A, Cl. E, 6.49%, 9/15/23[4]	495,000	514,252
Series 2017-1A, Cl. D, 3.55%, 11/15/22[4]	1,060,000	1,066,929
Series 2017-1A, Cl. E, 5.79%, 2/15/24[4]	1,025,000	1,047,043
Series 2017-2A, Cl. D, 3.89%, 1/15/23[4]	995,000	1,006,276
Series 2017-3A, Cl. B, 2.40%, 5/17/21[4]	1,235,000	1,236,659
Series 2017-3A, Cl. E, 5.60%, 8/15/24[4]	680,000	685,196
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[4]	1,216,802	1,209,728
Evergreen Credit Card Trust, Series 2016-3, Cl. A, 1.727% [LIBOR01M+50], 11/16/20[2,4]	3,015,000	3,026,888
Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. D, 6.81%, 8/17/20[4]	2,305,000	2,349,457
Series 2014-2A, Cl. C, 3.26%, 12/16/19[4]	975,180	981,522
Fieldstone Mortgage Investment Trust, Series 2004-5, Cl. M3, 3.259% [US0001M+202.5], 2/25/35[2]	5,776,435	5,499,191
First Investors Auto Owner Trust, Series 2013-3A, Cl. B, 2.32%, 10/15/19[4]	44,598	44,607

24        OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Asset-Backed Securities (Continued)
Flagship Credit Auto Trust:
Series 2013-2, Cl. D, 6.26%, 2/16/21[4]	$435,000	$ 442,218
Series 2014-1, Cl. D, 4.83%, 6/15/20[4]	200,000	204,202
Series 2014-2, Cl. A, 1.43%, 12/16/19[4]	48,955	48,954
Series 2015-3, Cl. D, 7.12%, 11/15/22[4]	1,725,000	1,816,984
Series 2016-1, Cl. C, 6.22%, 6/15/22[4]	2,410,000	2,577,127
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[4]	132,885	132,436
GSAMP Trust:
Series 2005-HE4, Cl. M3, 1.754% [US0001M+52], 7/25/45[2]	13,300,000	13,099,859
Series 2005-HE5, Cl. M3, 1.694% [US0001M+46], 11/25/35[2]	4,060,889	3,741,969
Series 2007-HS1, Cl. M4, 3.484% [US0001M+225], 2/25/47[2]	4,849,000	5,023,259
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 1.684% [US0001M+45], 12/25/35[2]	5,480,000	5,411,902
Long Beach Mortgage Loan Trust, Series 2005-WL3, Cl. M1, 1.879% [US0001M+64.5], 11/25/35[2]	2,390,000	2,362,887
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 1.614% [US0001M+38], 12/25/35[2]	12,287,000	11,649,547
Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1, Cl. D, 4.534% [LIBOR01M+330], 9/27/21[2,4]	495,000	495,868
Series 2017-1, Cl. C, 3.439% [LIBOR01M+155], 6/27/22[2,4]	400,000	400,173
Series 2017-1, Cl. D, 3.614% [LIBOR01M+230], 6/27/22[2,4]	465,000	465,198
New Century Home Equity Loan Trust:
Series 2005-1, Cl. M2, 1.954% [US0001M+72], 3/25/35[2]	4,383,661	3,901,962
Series 2005-2, Cl. M3, 1.969% [US0001M+73.5], 6/25/35[2]	5,500,000	5,355,852
Nissan Auto Lease Trust, Series 2017-A, Cl. A3, 1.91%, 4/15/20	1,575,000	1,577,313
RASC Series Trust, Series 2006-KS2, Cl. M2, 1.624% [US0001M+39], 3/25/36[2]	4,875,000	4,588,910
Raspro Trust, Series 2005-1A, Cl. G, 1.674% [LIBOR03M+40], 3/23/24[2,3]	3,908,748	3,830,573
Santander Drive Auto Receivables Trust:
Series 2013-4, Cl. E, 4.67%, 1/15/20[4]	2,055,000	2,065,542
Series 2013-A, Cl. E, 4.71%, 1/15/21[4]	1,530,000	1,555,053
Series 2014-1, Cl. E, 3.92%, 5/17/21	395,000	400,659
Series 2016-2, Cl. D, 3.39%, 4/15/22	720,000	733,646
Series 2017-1, Cl. D, 3.17%, 4/17/23	1,085,000	1,097,482
Series 2017-1, Cl. E, 5.05%, 7/15/24[4]	1,300,000	1,339,648
Series 2017-2, Cl. D, 3.49%, 7/17/23	390,000	398,234
SG Mortgage Securities Trust, Series 2005-OPT1, Cl. M2, 1.684% [US0001M+45], 10/25/35[2]	6,129,000	5,895,877
SNAAC Auto Receivables Trust, Series 2014-1A, Cl. D, 2.88%, 1/15/20[4]	381,565	381,736
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[4]	1,075,000	1,077,171
Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[4]	1,295,000	1,344,787
Series 2017-2A, Cl. E, 4.63%, 7/15/24[3]	1,710,000	1,709,993
World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	1,040,000	1,047,021
Series 2016-B, Cl. A, 1.44%, 6/15/22	2,455,000	2,451,883
Series 2017-A, Cl. A, 2.12%, 3/15/24	2,775,000	2,792,617
Series 2017-B, Cl. A, 1.98%, 6/15/23	2,105,000	2,110,286
Total Asset-Backed Securities (Cost $205,160,945)		212,707,033

25        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Mortgage-Backed Obligations—21.5%
Government Agency—14.9%
FHLMC/FNMA/FHLB/Sponsored—13.3%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	$166,826	$ 170,609
5.00%, 12/1/34	44,207	48,470
6.00%, 5/1/18	366	367
6.50%, 7/1/28-4/1/34	126,884	140,822
7.00%, 10/1/31	109,854	123,704
9.00%, 8/1/22-5/1/25	5,308	5,714
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 62.398%, 4/1/27[7]	85,446	17,494
Series 192,Cl. IO, 99.999%, 2/1/28[7]	28,130	5,284
Series 243,Cl. 6, 0.00%, 12/15/32[7,8]	91,043	15,934
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	2,221,292	2,240,130
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.- Backed Security, Series 176, Cl. PO, 4.127%, 6/1/26[9]	29,768	27,890
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2034,Cl. Z, 6.50%, 2/15/28	64,802	71,869
Series 2043,Cl. ZP, 6.50%, 4/15/28	300,062	333,658
Series 2053,Cl. Z, 6.50%, 4/15/28	59,898	66,557
Series 2279,Cl. PK, 6.50%, 1/15/31	120,763	136,689
Series 2326,Cl. ZP, 6.50%, 6/15/31	58,889	65,770
Series 2427,Cl. ZM, 6.50%, 3/15/32	224,229	248,714
Series 2461,Cl. PZ, 6.50%, 6/15/32	268,454	315,215
Series 2564,Cl. MP, 5.00%, 2/15/18	115,924	116,498
Series 2585,Cl. HJ, 4.50%, 3/15/18	58,443	58,651
Series 2626,Cl. TB, 5.00%, 6/15/33	246,596	262,623
Series 2635,Cl. AG, 3.50%, 5/15/32	68,008	70,477
Series 2707,Cl. QE, 4.50%, 11/15/18	137,900	139,385
Series 2770,Cl. TW, 4.50%, 3/15/19	20,165	20,410
Series 3010,Cl. WB, 4.50%, 7/15/20	121,149	123,959
Series 3025,Cl. SJ, 20.252% [(3.667) x LIBOR01M+2,475], 8/15/35[2]	33,061	49,282
Series 3030,Cl. FL, 1.627% [LIBOR01M+40], 9/15/35[2]	490,558	492,310
Series 3645,Cl. EH, 3.00%, 12/15/20	11,004	11,107
Series 3741,Cl. PA, 2.15%, 2/15/35	703,845	705,226
Series 3815,Cl. BD, 3.00%, 10/15/20	12,510	12,573
Series 3822,Cl. JA, 5.00%, 6/15/40	107,818	111,719
Series 3840,Cl. CA, 2.00%, 9/15/18	9,845	9,844
Series 3848,Cl. WL, 4.00%, 4/15/40	442,337	456,204
Series 3857,Cl. GL, 3.00%, 5/15/40	38,496	39,423
Series 4221,Cl. HJ, 1.50%, 7/15/23	1,014,960	1,013,297
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 88.618%, 3/15/29[7]	67,635	14,123
Series 2796,Cl. SD, 99.999%, 7/15/26[7]	116,127	19,748
Series 2815,Cl. PT, 99.999%, 11/15/32[7]	321,033	4,485
Series 2920,Cl. S, 54.316%, 1/15/35[7]	666,955	119,293

26        OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2922,Cl. SE, 21.893%, 2/15/35[7]	$165,078	$ 29,759
Series 2937,Cl. SY, 19.067%, 2/15/35[7]	1,974,413	315,685
Series 2981,Cl. AS, 8.51%, 5/15/35[7]	1,364,551	211,840
Series 3397,Cl. GS, 0.00%, 12/15/37[7,8]	318,652	58,424
Series 3424,Cl. EI, 0.00%, 4/15/38[7,8]	111,260	11,763
Series 3450,Cl. BI, 18.059%, 5/15/38[7]	780,632	130,800
Series 3606,Cl. SN, 19.596%, 12/15/39[7]	335,780	58,183
Federal National Mortgage Assn.:
2.50%, 9/1/32[5]	66,125,000	67,049,714
3.00%, 9/1/32[5]	51,760,000	53,446,244
3.50%, 9/1/47[5]	92,850,000	96,206,688
4.00%, 9/1/47[5]	35,170,000	37,157,929
4.50%, 10/1/47[5]	55,680,000	59,838,628
5.00%, 9/1/47[5]	15,700,000	17,160,848
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	28,315	29,002
5.50%, 2/1/35-4/1/39	989,119	1,101,775
6.50%, 10/1/19-11/1/31	336,760	380,388
7.00%, 12/1/32-4/1/35	36,899	40,167
7.50%, 1/1/33-3/1/33	1,621,895	1,930,862
8.50%, 7/1/32	6,612	7,146
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 99.999%, 6/25/23[7]	174,325	23,629
Series 252,Cl. 2, 99.999%, 11/25/23[7]	157,000	24,320
Series 303,Cl. IO, 77.527%, 11/25/29[7]	78,159	19,473
Series 308,Cl. 2, 46.553%, 9/25/30[7]	190,306	53,423
Series 320,Cl. 2, 38.131%, 4/25/32[7]	700,090	171,859
Series 321,Cl. 2, 10.525%, 4/25/32[7]	475,056	111,158
Series 331,Cl. 9, 21.958%, 2/25/33[7]	188,852	39,464
Series 334,Cl. 17, 17.136%, 2/25/33[7]	100,817	20,122
Series 339,Cl. 12, 0.00%, 6/25/33[7,8]	333,002	78,667
Series 339,Cl. 7, 0.00%, 11/25/33[7,8]	404,732	88,847
Series 343,Cl. 13, 0.00%, 9/25/33[7,8]	358,767	78,762
Series 343,Cl. 18, 0.00%, 5/25/34[7,8]	97,725	19,816
Series 345,Cl. 9, 0.00%, 1/25/34[7,8]	162,057	32,351
Series 351,Cl. 10, 0.00%, 4/25/34[7,8]	109,131	25,348
Series 351,Cl. 8, 0.00%, 4/25/34[7,8]	191,308	38,369
Series 356,Cl. 10, 0.00%, 6/25/35[7,8]	136,696	28,194
Series 356,Cl. 12, 0.00%, 2/25/35[7,8]	66,949	14,737
Series 362,Cl. 13, 0.00%, 8/25/35[7,8]	243,288	57,413
Series 364,Cl. 16, 0.00%, 9/25/35[7,8]	291,517	66,072
Series 365,Cl. 16, 0.00%, 3/25/36[7,8]	652,911	132,689
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	151,217	163,403
Series 1998-61,Cl. PL, 6.00%, 11/25/28	84,306	94,474
Series 1999-54,Cl. LH, 6.50%, 11/25/29	129,195	145,361
Series 2001-51,Cl. OD, 6.50%, 10/25/31	208,556	227,871

27        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
(Continued)
Series 2003-100,Cl. PA, 5.00%, 10/25/18	$290,267	$ 293,021
Series 2003-130,Cl. CS, 11.631% [(2) x LIBOR01M+1,410], 12/25/33[2]	94,090	102,289
Series 2003-28,Cl. KG, 5.50%, 4/25/23	345,805	367,154
Series 2003-84,Cl. GE, 4.50%, 9/25/18	18,995	19,178
Series 2004-25,Cl. PC, 5.50%, 1/25/34	91,828	93,681
Series 2005-104,Cl. MC, 5.50%, 12/25/25	1,824,078	1,944,605
Series 2005-31,Cl. PB, 5.50%, 4/25/35	1,430,000	1,626,865
Series 2005-73,Cl. DF, 1.484% [LIBOR01M+25], 8/25/35[2]	732,807	735,846
Series 2006-11,Cl. PS, 20.04% [(3.667) x LIBOR01M+2,456.67], 3/25/36[2]	109,906	160,188
Series 2006-46,Cl. SW, 19.673% [(3.667) x LIBOR01M+2,419.92], 6/25/36[2]	80,119	115,296
Series 2006-50,Cl. KS, 19.674% [(3.667) x LIBOR01M+2,420], 6/25/36[2]	158,346	227,483
Series 2006-50,Cl. SK, 19.674% [(3.667) x LIBOR01M+2,420], 6/25/36[2]	31,512	43,870
Series 2008-75,Cl. DB, 4.50%, 9/25/23	94,650	95,657
Series 2009-113,Cl. DB, 3.00%, 12/25/20	256,692	258,407
Series 2009-36,Cl. FA, 2.174% [LIBOR01M+94], 6/25/37[2]	166,171	169,712
Series 2009-37,Cl. HA, 4.00%, 4/25/19	70,631	70,931
Series 2009-70,Cl. TL, 4.00%, 8/25/19	284,867	286,416
Series 2010-43,Cl. KG, 3.00%, 1/25/21	145,683	146,983
Series 2011-15,Cl. DA, 4.00%, 3/25/41	108,955	113,019
Series 2011-3,Cl. EL, 3.00%, 5/25/20	430,065	432,540
Series 2011-3,Cl. KA, 5.00%, 4/25/40	602,969	645,980
Series 2011-38,Cl. AH, 2.75%, 5/25/20	9,887	9,918
Series 2011-82,Cl. AD, 4.00%, 8/25/26	313,128	317,376
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-
Only Stripped Mtg.-Backed Security:
Series 2001-15,Cl. SA, 99.999%, 3/17/31[7]	28,613	2,254
Series 2001-65,Cl. S, 46.083%, 11/25/31[7]	173,814	34,334
Series 2001-81,Cl. S, 40.077%, 1/25/32[7]	42,902	8,492
Series 2002-47,Cl. NS, 28.558%, 4/25/32[7]	103,328	22,521
Series 2002-51,Cl. S, 28.769%, 8/25/32[7]	94,869	19,757
Series 2002-52,Cl. SD, 61.772%, 9/25/32[7]	148,057	31,867
Series 2002-60,Cl. SM, 25.835%, 8/25/32[7]	137,548	24,987
Series 2002-7,Cl. SK, 33.22%, 1/25/32[7]	42,160	8,026
Series 2002-75,Cl. SA, 35.485%, 11/25/32[7]	208,090	45,363
Series 2002-77,Cl. BS, 27.473%, 12/18/32[7]	90,113	19,789
Series 2002-77,Cl. SH, 47.824%, 12/18/32[7]	64,108	13,807
Series 2002-89,Cl. S, 66.829%, 1/25/33[7]	353,929	80,920
Series 2002-9,Cl. MS, 29.206%, 3/25/32[7]	57,002	11,483
Series 2002-90,Cl. SN, 26.581%, 8/25/32[7]	70,828	12,867
Series 2002-90,Cl. SY, 32.869%, 9/25/32[7]	35,574	6,467
Series 2003-33,Cl. SP, 36.605%, 5/25/33[7]	188,811	44,786
Series 2003-46,Cl. IH, 0.00%, 6/25/23[7,8]	310,540	32,343

28        OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security: (Continued)
Series 2004-54,Cl. DS, 99.999%, 11/25/30[7]	$137,477	$ 25,111
Series 2004-56,Cl. SE, 14.498%, 10/25/33[7]	249,887	50,374
Series 2005-12,Cl. SC, 35.782%, 3/25/35[7]	77,822	12,575
Series 2005-19,Cl. SA, 58.378%, 3/25/35[7]	1,615,459	308,690
Series 2005-40,Cl. SA, 63.073%, 5/25/35[7]	357,185	56,068
Series 2005-52,Cl. JH, 38.255%, 5/25/35[7]	883,996	145,606
Series 2005-6,Cl. SE, 99.999%, 2/25/35[7]	696,116	136,888
Series 2005-93,Cl. SI, 16.873%, 10/25/35[7]	395,209	62,680
Series 2008-55,Cl. SA, 0.00%, 7/25/38[7,8]	159,169	18,165
Series 2009-8,Cl. BS, 3.745%, 2/25/24[7]	15,598	723
Series 2011-96,Cl. SA, 12.124%, 10/25/41[7]	954,206	175,403
Series 2012-134,Cl. SA, 6.725%, 12/25/42[7]	2,779,232	588,805
Series 2012-40,Cl. PI, 5.162%, 4/25/41[7]	2,926,330	430,341
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.135%, 9/25/23[9]	68,941	64,687
		355,579,788

GNMA/Guaranteed—1.6%
Government National Mortgage Assn. II Pool:
3.50%, 9/1/47[5]	27,365,000	28,537,632
4.00%, 9/1/47[5]	12,335,000	12,998,970
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 99.999%, 2/16/32[7]	174,628	22,463
Series 2002-41,Cl. GS, 99.999%, 6/16/32[7]	42,749	3,200
Series 2002-76,Cl. SY, 99.999%, 12/16/26[7]	373,458	52,467
Series 2007-17,Cl. AI, 47.029%, 4/16/37[7]	1,533,947	289,324
Series 2011-52,Cl. HS, 25.859%, 4/16/41[7]	1,753,228	276,693
		42,180,749

Non-Agency—6.6%
Commercial—2.5%
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.69% [H15T1Y+210], 9/26/35[2,4]	481,187	484,464
CD Commercial Mortgage Trust:
Series 2016-CD2,Cl. AM, 3.668%, 11/10/49[10]	1,035,000	1,084,877
Series 2017-CD3,Cl. AS, 3.833%, 2/10/50	1,475,000	1,568,463
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 3.31%, 1/25/36[10]	943,235	912,127
COMM Mortgage Trust:
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[4]	1,520,000	1,552,827
Series 2013-CR7,Cl. D, 4.427%, 3/10/46[4,10]	2,075,000	1,669,002
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	4,410,000	4,692,754
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	980,000	1,052,534
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	3,020,000	3,210,557
Series 2015-CR23,Cl. AM, 3.801%, 5/10/48	1,760,000	1,845,590

29        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Commercial (Continued)
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 26.471%, 12/10/45[7]	$5,255,512	$ 309,959
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6%, 7/25/36	1,191,719	1,051,700
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	945,000	973,100
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 1.884% [US0001M+65], 11/25/35[2]	523,029	379,695
FREMF Mortgage Trust:
Series 2011-K702,Cl. B, 4.93%, 4/25/44[4,10]	360,000	364,270
Series 2013-K25,Cl. C, 3.744%, 11/25/45[4,10]	350,000	353,190
Series 2013-K26,Cl. C, 3.722%, 12/25/45[4,10]	460,000	463,649
Series 2013-K27,Cl. C, 3.615%, 1/25/46[4,10]	400,000	401,080
Series 2013-K28,Cl. C, 3.61%, 6/25/46[4,10]	2,460,000	2,465,482
Series 2013-K502,Cl. C, 8.131%, 3/25/45[4,10]	93,693	93,526
Series 2013-K712,Cl. C, 3.481%, 5/25/45[4,10]	730,000	735,110
Series 2013-K713,Cl. C, 3.274%, 4/25/46[4,10]	480,000	484,653
Series 2014-K714,Cl. C, 3.849%, 1/25/47[4,10]	325,000	331,096
Series 2014-K715,Cl. C, 4.266%, 2/25/46[4,10]	155,000	159,164
Series 2015-K44,Cl. B, 3.81%, 1/25/48[4,10]	170,000	174,257
Series 2017-K62,Cl. B, 4.004%, 1/25/50[4,10]	150,000	156,137
GS Mortgage Securities Trust, Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	455,000	500,939
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[4,10]	1,187,717	1,145,943
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	2,090,000	2,156,756
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	2,005,000	2,192,721
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	270,000	276,555
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	1,570,000	1,670,786
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.479%, 7/25/35[10]	913,033	938,909
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.386%, 7/26/36[4,10]	901,150	861,837
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C24,Cl. B, 4.116%, 11/15/47[10]	1,945,000	2,031,766
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	3,600,000	3,832,762
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	1,775,000	1,860,425
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Cl. AS, 3.385%, 12/15/49	1,480,000	1,510,229
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	1,670,000	1,726,866
Series 2014-C14,Cl. B, 4.80%, 2/15/47[10]	80,000	86,811
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	3,650,000	3,835,341
Series 2016-C30,Cl. AS, 3.175%, 9/15/49	2,555,000	2,551,941
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.127%, 11/26/36[4,10]	1,861,680	1,582,090
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.05%, 6/26/46[4,10]	1,044,038	1,046,292

30        OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Commercial (Continued)
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 3.215%, 7/26/45[4,10]	$199,422	$ 204,507
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 3.363%, 8/25/34[10]	496,513	499,764
Wells Fargo Commercial Mortgage Trust:
Series 2015-C29,Cl. AS, 4.013%, 6/15/48[10]	1,250,000	1,330,429
Series 2016-C37,Cl. AS, 4.018%, 12/15/49	2,665,000	2,852,903
WF-RBS Commercial Mortgage Trust:
Series 2012-C7,Cl. E, 4.984%, 6/15/45[4,10]	500,000	423,799
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	1,045,000	1,088,108
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	905,000	966,378
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[10]	1,000,000	1,081,251
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 32.528%, 3/15/44[4,7]	12,636,249	434,986
		65,660,357
Residential—4.1%
Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 2.014% [US0001M+78], 6/25/35[2]	4,000,000	3,998,565
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	151,868	142,130
Series 2007-C,Cl. 1A4, 3.192%, 5/20/36[10]	163,615	150,607
Series 2014-R7,Cl. 3A1, 3.154%, 3/26/36[4,10]	1,464,403	1,466,100
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	486,772	468,895
Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 3.26% [H15T1Y+245], 3/25/35[2]	1,483,119	1,500,843
Series 2005-9,Cl. A1, 3.52% [H15T1Y+230], 10/25/35[2]	990,456	1,003,230
Series 2006-1,Cl. A1, 2.91% [H15T1Y+225], 2/25/36[2]	1,468,912	1,474,418
Bear Stearns Asset Backed Securities I Trust:
Series 2004-HE9,Cl. M2, 3.034% [US0001M+180], 11/25/34[2]	1,416,913	1,403,923
Series 2005-HE6,Cl. M2, 2.239% [US0001M+100.5], 6/25/35[2]	3,454,549	3,476,743
CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	607,555	558,632
Series 2006-6,Cl. A3, 6.00%, 4/25/36	296,311	263,979
Citigroup Mortgage Loan Trust, Inc.:
Series 2004-OPT1,Cl. M3, 2.179% [US0001M+94.5], 10/25/34[2]	3,750,000	3,666,794
Series 2006-AR1,Cl. 1A1, 3.21% [H15T1Y+240], 10/25/35[2]	2,765,436	2,780,268
Connecticut Avenue Securities:
Series 2014-C02,Cl. 1M1, 2.184% [US0001M+95], 5/25/24[2]	1,053,839	1,057,517
Series 2014-C02,Cl. 2M1, 2.184% [US0001M+95], 5/25/24[2]	215,766	216,018
Series 2014-C03,Cl. 1M1, 2.434% [US0001M+120], 7/25/24[2]	630,255	631,200
Series 2014-C03,Cl. 1M2, 4.234% [US0001M+300], 7/25/24[2]	2,070,000	2,174,025
Series 2014-C03,Cl. 2M1, 2.434% [US0001M+120], 7/25/24[2]	142,852	143,008
Series 2015-C04,Cl. 1M1, 2.834% [US0001M+160], 4/25/28[2]	458,857	459,283
Series 2016-C03,Cl. 1M1, 3.234% [US0001M+200], 10/25/28[2]	122,025	124,352
Series 2016-C07,Cl. 2M1, 2.534% [US0001M+130], 4/25/29[2]	1,422,332	1,431,137
Series 2016-C07,Cl. 2M2, 5.584% [US0001M+435], 4/25/29[2]	870,000	954,254

31        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Residential (Continued)
Connecticut Avenue Securities: (Continued)
Series 2017-C01,Cl. 1M2, 4.784% [US0001M+355], 7/25/29[2]	$720,000	$ 753,337
Series 2017-C02,Cl. 2M1, 2.384% [US0001M+115], 9/25/29[2]	2,214,138	2,233,502
Series 2017-C02,Cl. 2M2, 4.884% [US0001M+365], 9/25/29[2]	2,305,000	2,421,418
Series 2017-C03,Cl. 1M1, 2.184% [US0001M+95], 10/25/29[2]	771,763	773,758
Countrywide Alternative Loan Trust:
Series 2005-21CB,Cl. A7, 5.50%, 6/25/35	779,818	749,928
Series 2005-J10,Cl. 1A17, 5.50%, 10/25/35	2,933,346	2,688,187
GMACM Home Equity Loan Trust, Series 2007-HE2, Cl. A2, 6.054%, 12/25/37[10]	9,193	9,035
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.536%, 7/25/35[10]	293,539	295,679
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 1.544% [US0001M+31], 7/25/35[2]	375,742	376,124
Impac Secured Assets CMN Owner Trust, Series 2004-4, Cl. M4, 2.659% [US0001M+142.5], 2/25/35[2]	5,000,000	4,754,649
RAMP Trust:
Series 2005-RS2,Cl. M4, 1.954% [US0001M+72], 2/25/35[2]	4,469,000	4,474,327
Series 2005-RS6,Cl. M4, 2.209% [US0001M+97.5], 6/25/35[2]	5,700,000	5,715,140
Series 2006-EFC1,Cl. M2, 1.634% [US0001M+40], 2/25/36[2]	5,490,000	5,259,789
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2,Cl. M2, 5.484% [US0001M+425], 11/25/23[2]	1,630,000	1,817,585
Series 2014-DN1,Cl. M3, 5.734% [US0001M+450], 2/25/24[2]	1,180,000	1,378,629
Series 2014-HQ2,Cl. M3, 4.984% [US0001M+375], 9/25/24[2]	2,270,000	2,545,879
Series 2015-HQA2,Cl. M2, 4.034% [US0001M+280], 5/25/28[2]	272,925	281,526
Series 2016-DNA1,Cl. M2, 4.132% [US0001M+290], 7/25/28[2]	500,000	518,273
Series 2016-DNA2,Cl. M1, 2.484% [US0001M+125], 10/25/28[2]	1,611,684	1,614,340
Series 2016-DNA3,Cl. M1, 2.334% [US0001M+110], 12/25/28[2]	1,130,617	1,133,154
Series 2016-DNA4,Cl. M1, 2.034% [US0001M+80], 3/25/29[2]	939,936	940,175
Series 2016-DNA4,Cl. M3, 5.034% [US0001M+380], 3/25/29[2]	2,290,000	2,501,974
Series 2016-HQA2,Cl. M1, 2.434% [US0001M+120], 11/25/28[2]	724,659	726,593
Series 2016-HQA3,Cl. M1, 2.034% [US0001M+80], 3/25/29[2]	3,887,163	3,898,967
Series 2016-HQA3,Cl. M3, 5.084% [US0001M+385], 3/25/29[2]	2,180,000	2,379,021
Series 2016-HQA4,Cl. M1, 2.034% [US0001M+80], 4/25/29[2]	2,197,152	2,197,459
Series 2016-HQA4,Cl. M3, 5.134% [US0001M+390], 4/25/29[2]	2,270,000	2,433,774
Series 2017-DNA1,Cl. M2, 4.484% [US0001M+325], 7/25/29[2]	1,225,000	1,261,516
Series 2017-HQA1,Cl. M1, 2.434% [US0001M+120], 8/25/29[2]	1,731,805	1,746,647
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007- GEL2, Cl. A2, 1.554% [US0001M+32], 5/25/37[2,4]	11,036,614	10,972,115
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 2.839%, 10/25/33[10]	462,689	475,469
Series 2005-AR14,Cl. 1A4, 2.872%, 12/25/35[10]	608,737	596,070
Series 2005-AR16,Cl. 1A1, 2.904%, 12/25/35[10]	670,374	654,308
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR13,Cl. 1A5, 3.378%, 5/25/35[10]	55,095	55,420
Series 2005-AR15,Cl. 1A2, 3.525%, 9/25/35[10]	1,092,310	1,060,500
Series 2005-AR15,Cl. 1A6, 3.525%, 9/25/35[10]	559,011	538,785
Series 2005-AR4,Cl. 2A2, 3.329%, 4/25/35[10]	2,624,117	2,638,898
Series 2006-AR10,Cl. 1A1, 3.297%, 7/25/36[10]	367,891	358,714

32        OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Residential (Continued)
Wells Fargo Mortgage-Backed Securities Trust: (Continued)
Series 2006-AR10,Cl. 5A5, 3.386%, 7/25/36[10]	$1,765,309	$ 1,779,224
Series 2006-AR2,Cl. 2A3, 3.154%, 3/25/36[10]	242,790	244,894
Series 2006-AR7,Cl. 2A4, 3.329%, 5/25/36[10]	119,112	115,016
Series 2006-AR8,Cl. 2A1, 3.34%, 4/25/36[10]	1,688,807	1,708,497
Series 2006-AR8,Cl. 2A4, 3.34%, 4/25/36[10]	323,558	327,330
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	248,115	259,900
		109,211,446
Total Mortgage-Backed Obligations (Cost $562,387,599)		572,632,340
U.S. Government Obligations—0.2%
United States Treasury Nts.:
0.75%, 2/28/18[11,12]	202,000	201,645
1.50%, 5/31/19[11,12,13]	4,530,000	4,544,510
Total U.S. Government Obligations (Cost $4,742,204)		4,746,155
Non-Convertible Corporate Bonds and Notes—22.2%
Consumer Discretionary—2.8%
Auto Components—0.1%
Lear Corp., 3.80% Sr. Unsec. Nts., 9/15/27	1,373,000	1,378,959
Automobiles—0.7%
Daimler Finance North America LLC:
2.20% Sr. Unsec. Nts., 5/5/20[4]	1,947,000	1,952,767
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	1,137,000	1,715,494
Ford Motor Credit Co. LLC:
2.425% Sr. Unsec. Nts., 6/12/20	1,506,000	1,510,408
3.664% Sr. Unsec. Nts., 9/8/24	2,947,000	2,963,236
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	1,021,000	1,144,914
General Motors Financial Co., Inc.:
3.00% Sr. Unsec. Nts., 9/25/17	2,330,000	2,331,878
3.15% Sr. Unsec. Nts., 6/30/22	2,051,000	2,064,357
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	616,000	659,400
Hyundai Capital America, 1.75% Sr. Unsec. Nts., 9/27/19[4]	2,363,000	2,335,227
Nissan Motor Acceptance Corp., 1.55% Sr. Unsec. Nts., 9/13/19[4]	566,000	561,470
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[4]	2,198,000	2,313,395
		19,552,546
Diversified Consumer Services—0.1%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	1,729,000	1,845,708
Hotels, Restaurants & Leisure—0.1%
Aramark Services, Inc., 5% Sr. Unsec. Nts., 4/1/25[4]	1,150,000	1,216,470
Marriott International, Inc., 3.25% Sr. Unsec. Nts., 9/15/22	975,000	1,004,268
		2,220,738
Household Durables—0.4%
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	2,283,000	2,377,174

33        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Household Durables (Continued)
Newell Brands, Inc.:
2.15% Sr. Unsec. Nts., 10/15/18	$1,412,000	$ 1,417,551
5.00% Sr. Unsec. Nts., 11/15/23	2,306,000	2,463,337
5.50% Sr. Unsec. Nts., 4/1/46	669,000	802,504
PulteGroup, Inc., 5% Sr. Unsec. Nts., 1/15/27	1,853,000	1,915,539
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	1,720,000	1,795,250
4.875% Sr. Unsec. Nts., 3/15/27	485,000	499,550
Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17	510,000	510,044
		11,780,949
Internet & Catalog Retail—0.2%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	675,000	790,373
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	3,825,000	3,891,026
		4,681,399
Leisure Equipment & Products—0.1%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	2,288,000	2,287,935
Media—0.6%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	888,000	965,954
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47[4]	1,579,000	1,617,870
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	2,047,000	2,742,812
Historic TW, Inc., 9.15% Debs., 2/1/23	560,000	727,939
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	790,000	839,169
Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[4]	1,054,000	1,092,884
6.10% Sr. Unsec. Nts., 2/15/18[4]	752,000	766,947
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	2,350,000	2,350,118
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	1,218,000	1,128,760
Time Warner, Inc., 3.875% Sr. Unsec. Nts., 1/15/26	100,000	102,238
Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22	462,000	447,159
3.45% Sr. Unsec. Nts., 10/4/26	559,000	540,128
4.375% Sr. Unsec. Nts., 3/15/43	1,486,000	1,280,585
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[4]	1,502,000	1,571,468
		16,174,031
Multiline Retail—0.1%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	2,140,000	2,268,400
Specialty Retail—0.3%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	412,000	410,419
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	1,381,000	1,503,765
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	784,000	832,020
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	2,085,000	2,142,089

34        OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Specialty Retail (Continued)
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	$1,165,000	$ 1,195,593
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	1,073,000	1,058,612
		7,142,498
Textiles, Apparel & Luxury Goods—0.1%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[4]	1,572,000	1,642,740
Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	999,000	1,048,950
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	1,029,000	1,060,899
		3,752,589
Consumer Staples—1.4%
Beverages—0.4%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	2,720,000	2,729,778
3.65% Sr. Unsec. Nts., 2/1/26	439,000	458,161
4.90% Sr. Unsec. Nts., 2/1/46	545,000	623,483
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	1,561,000	2,486,770
Molson Coors Brewing Co.:
2.10% Sr. Unsec. Nts., 7/15/21	2,019,000	1,999,017
4.20% Sr. Unsec. Nts., 7/15/46	324,000	325,111
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[4]	1,715,000	1,842,665
		10,464,985
Food & Staples Retailing—0.0%
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	156,000	156,440
6.90% Sr. Unsec. Nts., 4/15/38	546,000	693,791
		850,231
Food Products—0.6%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	1,427,000	1,394,925
8.50% Sr. Unsec. Nts., 6/15/19	1,820,000	2,023,052
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	2,370,000	2,370,075
Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25	1,343,000	1,389,889
4.375% Sr. Unsec. Nts., 6/1/46	1,433,000	1,403,912
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[4]	1,203,000	1,251,301
Mondelez International Holdings Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[4]	2,329,000	2,311,318
Smithfield Foods, Inc., 2.70% Sr. Unsec. Nts., 1/31/20[4]	2,326,000	2,344,670
TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[4]	1,110,000	1,179,375
Tyson Foods, Inc., 3.55% Sr. Unsec. Nts., 6/2/27	1,139,000	1,165,337
		16,833,854

35        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Household Products—0.1%
Reckitt Benckiser Treasury Services plc, 2.375% Sr. Unsec. Nts., 6/24/22[4]	$2,034,000	$ 2,036,522
Tobacco—0.3%
Altria Group, Inc.:
3.875% Sr. Unsec. Nts., 9/16/46	1,375,000	1,333,825
4.00% Sr. Unsec. Nts., 1/31/24	1,538,000	1,653,579
BAT Capital Corp., 3.557% Sr. Unsec. Nts., 8/15/27[4]	1,140,000	1,158,616
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[4]	2,365,000	2,366,500
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	777,000	942,585
		7,455,105
Energy—2.0%
Energy Equipment & Services—0.2%
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	501,000	544,710
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	1,300,000	1,396,676
Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[4]	2,205,000	2,206,600
4.00% Sr. Unsec. Nts., 12/21/25[4]	1,276,000	1,352,841
		5,500,827
Oil, Gas & Consumable Fuels—1.8%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	431,000	406,612
6.20% Sr. Unsec. Nts., 3/15/40	423,000	480,751
Andeavor, 5.125% Sr. Unsec. Nts., 12/15/26[4]	2,076,000	2,270,565
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	650,000	645,363
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	1,166,000	1,243,604
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	2,326,000	2,326,518
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	557,000	554,940
Cenovus Energy, Inc., 5.40% Sr. Unsec. Nts., 6/15/47[4]	222,000	210,026
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	2,300,000	2,299,949
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	2,069,000	2,129,684
4.50% Sr. Unsec. Nts., 6/1/25	1,109,000	1,192,995
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	280,000	315,107
5.95% Sr. Unsec. Nts., 3/15/46	523,000	675,269
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	641,000	630,206
Energy Transfer LP, 5.30% Sr. Unsec. Nts., 4/15/47	638,000	639,221
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	566,000	593,570
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	541,000	577,039
4.90% Sr. Unsec. Nts., 5/15/46	246,000	267,123
EQT Corp., 6.50% Sr. Unsec. Nts., 4/1/18	1,102,000	1,133,548
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	1,799,000	1,914,573
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[4]	15,300,000	16,711,119
Marathon Oil Corp., 4.40% Sr. Unsec. Nts., 7/15/27	1,168,000	1,183,972

36        OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	$621,000	$ 630,117
ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	1,020,000	1,107,656
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	989,000	996,340
Sabine Pass Liquefaction LLC, 4.20% Sr. Sec. Nts., 3/15/28	1,157,000	1,163,928
Shell International Finance BV, 4% Sr. Unsec. Nts., 5/10/46	790,000	804,286
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.25% Sr. Unsec. Nts., 1/15/25	1,660,000	1,765,825
Williams Partners LP, 3.75% Sr. Unsec. Nts., 6/15/27	949,000	951,446
		45,821,352

Financials—9.7%
Capital Markets—2.1%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[4]	1,741,000	1,797,214
Bank of New York Mellon Corp. (The), 3% Sub. Nts., 10/30/28	966,000	953,479
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	2,243,000	2,328,529
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	1,274,000	1,337,341
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	860,000	926,117
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[2,14]	2,370,000	2,529,975
Goldman Sachs Capital II, 4% [US0003M+76.75] Jr. Sub. Perpetual Bonds[2,14]	296,000	267,116
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	1,367,000	1,378,837
3.75% Sr. Unsec. Nts., 2/25/26	1,323,000	1,367,752
5.70% [US0003M+388.4] Jr. Sub. Perpetual Bonds, Series L2,14	26,600,000	27,564,250
Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	1,657,000	1,759,952
5.00% Sub. Nts., 11/24/25	2,083,000	2,296,595
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[4]	2,188,000	2,275,520
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[2]	991,000	1,006,319
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	1,318,000	1,343,420
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	1,529,000	1,539,267
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	1,389,000	1,417,109
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[4]	1,387,000	1,473,239
4.253% Sr. Unsec. Nts., 3/23/28[4]	943,000	1,002,742
		54,564,773

Commercial Banks—5.4%
ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[2]	2,800,000	2,911,244
Australia & New Zealand Banking Group Ltd. (New York), 2.625% Unsec. Nts., 5/19/22	2,293,000	2,322,966
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	1,795,000	1,771,504
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[2]	1,235,000	1,275,115
6.25% [US0003M+370.5] Jr. Sub. Perpetual Bonds[2,14]	1,383,000	1,521,646
7.75% Jr. Sub. Nts., 5/14/38	1,548,000	2,273,550
8.00% [US0003M+363] Jr. Sub. Perpetual Bonds, Series K2,14	25,170,000	25,658,298

37        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Commercial Banks (Continued)
Barclays plc, 4.375% Sr. Unsec. Nts., 1/12/26	$2,864,000	$ 3,021,683
BNP Paribas SA, 4.625% Sub. Nts., 3/13/27[4]	1,582,000	1,687,503
BPCE SA, 4.50% Sub. Nts., 3/15/25[4]	1,565,000	1,623,728
Citigroup, Inc.:
4.281% [US0003M+183.9] Sr. Unsec. Nts., 4/24/48[2]	2,278,000	2,393,645
4.75% Sub. Nts., 5/18/46	1,093,000	1,179,528
Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	1,309,000	1,321,523
2.65% Sr. Unsec. Nts., 5/26/22	553,000	557,069
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	2,355,000	2,366,847
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[4]	2,656,000	2,772,638
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	1,368,000	1,428,593
First Republic Bank, 4.375% Sub. Nts., 8/1/46	942,000	949,885
Glencore Funding LLC, 4% Sr. Unsec. Nts., 4/16/25[4]	1,348,000	1,378,152
HSBC Holdings plc, 4.041% [US0003M+154.6] Sr. Unsec. Nts., 3/13/28[2]	1,093,000	1,151,530
Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	1,470,000	1,513,999
Intesa Sanpaolo SpA, 3.875% Sr. Unsec. Nts., 7/14/27[4]	1,864,000	1,872,246
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[2]	1,829,000	1,865,633
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[2]	3,630,000	3,771,861
4.26% [US0003M+158] Sr. Unsec. Nts., 2/22/48[2]	939,000	996,124
6.10% [US0003M+333] Jr. Sub. Perpetual Bonds[2,14]	6,912,000	7,560,000
7.90% [US0003M+347] Jr. Sub. Perpetual Bonds, Series 1[2,14]	19,362,000	20,010,627
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	1,878,000	1,906,391
Lloyds Banking Group plc:
6.413% [US0003M+149.5] Jr. Sub. Perpetual Bonds[2,4,14]	125,000	142,344
6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[2,4,14]	1,913,000	2,192,776
Manufacturers & Traders Trust Co., 2.50% Sr. Unsec. Nts., 5/18/22	1,981,000	2,000,734
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	2,064,000	2,087,104
Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	1,896,000	1,903,779
Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	1,539,000	1,549,467
Royal Bank of Scotland Group plc, 3.498% [US0003M+148] Sr. Unsec. Nts., 5/15/23[2]	1,636,000	1,655,534
Standard Chartered plc, 2.821% [US0003M+151] Jr. Sub. Perpetual Bonds[2,4,14]	100,000	85,938
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	991,000	993,516
US Bancorp:
3.10% Sub. Nts., 4/27/26	1,392,000	1,405,376
3.15% Sr. Unsec. Nts., 4/27/27	556,000	566,830
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[2]	1,863,000	1,909,459
4.75% Sub. Nts., 12/7/46	1,323,000	1,444,587
7.98% [US0003M+377] Jr. Sub. Perpetual Bonds, Series K2,14	13,982,000	14,383,982
5.90% [US0003M+311] Jr. Sub. Perpetual Bonds, Series S2,14	12,443,000	13,516,209
		144,901,163

38        OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Consumer Finance—0.3%
American Express Co., 2.50% Sr. Unsec. Nts., 8/1/22	$923,000	$ 928,422
American Express Credit Corp., 3.30% Sr. Unsec. Nts., 5/3/27	1,393,000	1,425,373
Capital One Financial Corp., 3.75% Sr. Unsec. Nts., 3/9/27	918,000	932,784
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	1,087,000	1,097,512
4.10% Sr. Unsec. Nts., 2/9/27	932,000	956,571
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[4]	1,657,000	1,763,428
		7,104,090
Diversified Financial Services—0.3%
Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	690,000	692,726
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[4]	1,191,000	1,226,442
Precision Castparts Corp., 2.50% Sr. Unsec. Nts., 1/15/23	1,364,000	1,379,773
Suntory Holdings Ltd., 1.65% Sr. Unsec. Nts., 9/29/17[4]	1,199,000	1,199,155
Voya Financial, Inc., 5.65% [US0003M+358] Jr. Sub. Nts., 5/15/53[2]	2,235,000	2,374,687
		6,872,783
Insurance—1.3%
Arch Capital Finance LLC, 4.011% Sr. Unsec. Nts., 12/15/26	1,372,000	1,447,181
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	1,402,000	1,543,171
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27[4]	593,000	587,256
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	1,966,000	1,974,610
Manulife Financial Corp., 4.061% [USSW5+164.7] Sub. Nts., 2/24/32[2]	1,402,000	1,430,987
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	933,000	1,017,029
MetLife, Inc.:
5.25% [US0003M+357.5] Jr. Sub. Perpetual Bonds[2,14]	1,672,000	1,733,864
10.75% Jr. Sub. Nts., 8/1/39	10,900,000	18,339,250
Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[4]	2,153,000	2,294,123
Progressive Corp. (The), 4.125% Sr. Unsec. Nts., 4/15/47	1,783,000	1,888,102
Prudential Financial, Inc.:
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[2]	1,779,000	1,883,516
5.375% [US0003M+303.1] Jr. Sub. Nts., 5/15/45[2]	426,000	457,950
RenaissanceRe Finance, Inc., 3.45% Sr. Unsec. Nts., 7/1/27	985,000	989,975
		35,587,014
Real Estate Investment Trusts (REITs)—0.3%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	922,000	999,089
5.90% Sr. Unsec. Nts., 11/1/21	1,053,000	1,197,273
Boston Properties LP, 3.70% Sr. Unsec. Nts., 11/15/18	2,182,000	2,223,448
Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27	1,131,000	1,139,630
VEREIT Operating Partnership LP, 3% Sr. Unsec. Nts., 2/6/19	859,000	869,799
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[4]	1,997,000	1,997,052
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	475,000	475,872
		8,902,163

39        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Health Care—1.3%
Biotechnology—0.3%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	$1,077,000	$ 1,115,074
4.70% Sr. Unsec. Nts., 5/14/45	368,000	399,780
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	527,000	609,093
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	1,043,000	1,106,379
5.00% Sr. Unsec. Nts., 8/15/45	257,000	294,588
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	922,000	1,033,036
Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	2,332,000	2,326,168
3.20% Sr. Unsec. Nts., 9/23/26	1,723,000	1,698,998
		8,583,116
Health Care Equipment & Supplies—0.4%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	2,307,000	2,328,563
3.75% Sr. Unsec. Nts., 11/30/26	1,878,000	1,948,132
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	1,442,000	1,450,731
3.70% Sr. Unsec. Nts., 6/6/27	1,706,000	1,730,724
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	1,783,000	1,871,121
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	1,049,000	1,195,454
		10,524,725
Health Care Providers & Services—0.4%
Aetna, Inc., 2.80% Sr. Unsec. Nts., 6/15/23	1,713,000	1,739,662
Cardinal Health, Inc., 3.41% Sr. Unsec. Nts., 6/15/27	1,140,000	1,156,087
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[4]	2,894,000	3,262,985
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	1,386,000	1,436,407
UnitedHealth Group, Inc., 2.75% Sr. Unsec. Nts., 2/15/23	1,820,000	1,849,522
		9,444,663
Life Sciences Tools & Services—0.1%
Quintiles IMS, Inc., 5% Sr. Unsec. Nts., 10/15/26[4]	866,000	909,300
Thermo Fisher Scientific, Inc.:
3.20% Sr. Unsec. Nts., 8/15/27	1,134,000	1,138,044
4.15% Sr. Unsec. Nts., 2/1/24	848,000	916,300
		2,963,644
Pharmaceuticals—0.1%
Allergan Funding SCS:
2.35% Sr. Unsec. Nts., 3/12/18	717,000	719,423
3.80% Sr. Unsec. Nts., 3/15/25	1,420,000	1,487,214
		2,206,637

40        OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Industrials—1.1%
Aerospace & Defense—0.3%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[4]	$1,739,000	$ 1,836,544
Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	862,000	896,052
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	1,275,000	1,470,672
Textron, Inc.:
3.65% Sr. Unsec. Nts., 3/15/27	577,000	592,459
3.875% Sr. Unsec. Nts., 3/1/25	628,000	659,029
4.30% Sr. Unsec. Nts., 3/1/24	1,164,000	1,247,623
United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[10]	403,000	403,501
		7,105,880
Air Freight & Couriers—0.0%
FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	439,000	452,159
Building Products—0.1%
Johnson Controls International plc, 1.40% Sr. Unsec. Nts., 11/2/17	409,000	408,167
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	1,596,000	1,591,685
		1,999,852
Commercial Services & Supplies—0.2%
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	1,794,000	1,843,635
Republic Services, Inc., 3.80% Sr. Unsec. Nts., 5/15/18	1,980,000	2,009,291
Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	492,000	526,885
		4,379,811
Electrical Equipment—0.1%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[4]	2,231,000	2,334,184
Industrial Conglomerates—0.0%
Roper Technologies, Inc.:
3.80% Sr. Unsec. Nts., 12/15/26	294,000	306,889
3.85% Sr. Unsec. Nts., 12/15/25	1,150,000	1,208,733
		1,515,622
Machinery—0.1%
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	2,365,000	2,361,542
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	514,000	518,762
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26	929,000	926,797
		3,807,101
Road & Rail—0.1%
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	444,000	512,379
Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	734,000	833,947
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[4]	1,938,000	1,943,911
		3,290,237

41        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Trading Companies & Distributors—0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65% Sr. Unsec. Nts., 7/21/27	$2,358,000	$ 2,374,852
Air Lease Corp.:
3.00% Sr. Unsec. Nts., 9/15/23	983,000	984,620
3.625% Sr. Unsec. Nts., 4/1/27	1,003,000	1,012,414
		4,371,886
Information Technology—1.0%
Electronic Equipment, Instruments, & Components—0.1%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	1,680,000	1,699,222
CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	368,000	405,260
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	1,745,000	1,878,430
		3,982,912
Internet Software & Services—0.0%
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27[4]	418,000	427,363
5.25% Sr. Unsec. Nts., 4/1/25	670,000	720,250
		1,147,613
IT Services—0.3%
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	1,138,000	1,142,393
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20	1,678,000	1,707,701
4.75% Sr. Unsec. Nts., 4/15/27	1,797,000	1,926,264
Fidelity National Information Services, Inc., 2.85% Sr. Unsec. Nts., 10/15/18	550,000	556,770
Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	2,036,000	2,042,545
		7,375,673
Semiconductors & Semiconductor Equipment—0.1%
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	621,000	735,910
QUALCOMM, Inc., 3.25% Sr. Unsec. Nts., 5/20/27	1,136,000	1,153,577
		1,889,487
Software—0.4%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	705,000	759,294
Dell International LLC/EMC Corp.:
3.48% Sr. Sec. Nts., 6/1/19[4]	2,296,000	2,347,512
6.02% Sr. Sec. Nts., 6/15/26[4]	1,409,000	1,575,567
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[4]	1,538,000	1,628,358
Oracle Corp.:
2.40% Sr. Unsec. Nts., 9/15/23	1,390,000	1,394,155
2.95% Sr. Unsec. Nts., 5/15/25	1,363,000	1,390,219
VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20	699,000	700,629
3.90% Sr. Unsec. Nts., 8/21/27	1,151,000	1,163,159
		10,958,893

42        OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Technology Hardware, Storage & Peripherals—0.1%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	$1,287,000	$ 1,422,770
Hewlett Packard Enterprise Co., 2.45% Sr. Unsec. Nts., 10/5/17	526,000	526,365
		1,949,135

Materials—1.0%
Chemicals—0.5%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	931,000	951,536
4.125% Sr. Unsec. Nts., 3/15/35	465,000	469,831
CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[4]	1,066,000	1,111,465
Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19	2,243,000	2,256,052
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	2,242,000	2,365,310
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	1,882,000	1,953,956
3.75% Sr. Unsec. Nts., 3/15/27	581,000	598,247
Sherwin-Williams Co. (The):
3.30% Sr. Unsec. Nts., 2/1/25	638,000	642,458
3.95% Sr. Unsec. Nts., 1/15/26	1,122,000	1,184,836
Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[4]	1,405,000	1,401,142
		12,934,833

Construction Materials—0.2%
CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[4]	839,000	969,721
James Hardie International Finance DAC, 5.875% Sr. Unsec. Nts., 2/15/23[4]	1,077,000	1,136,235
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[4]	558,000	566,642
Vulcan Materials Co., 3.90% Sr. Unsec. Nts., 4/1/27	1,243,000	1,291,974
		3,964,572

Containers & Packaging—0.2%
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	948,000	922,585
4.80% Sr. Unsec. Nts., 6/15/44	914,000	987,349
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	525,000	544,531
4.50% Sr. Unsec. Nts., 11/1/23	1,673,000	1,823,970
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25[4]	1,855,000	1,910,650
		6,189,085

Metals & Mining—0.1%
BHP Billiton Finance USA Ltd., 3.85% Sr. Unsec. Nts., 9/30/23	1,712,000	1,859,848
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	622,000	706,362
		2,566,210

Paper & Forest Products—0.0%
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	1,231,000	1,263,314

43        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Telecommunication Services—0.7%
Diversified Telecommunication Services—0.7%
AT&T, Inc.:
3.40% Sr. Unsec. Nts., 8/14/24	$945,000	$ 955,270
3.80% Sr. Unsec. Nts., 3/15/22	2,019,000	2,113,215
4.35% Sr. Unsec. Nts., 6/15/45	1,843,000	1,685,692
4.90% Sr. Unsec. Nts., 8/14/37	1,287,000	1,306,609
5.15% Sr. Unsec. Nts., 2/14/50	1,287,000	1,302,852
British Telecommunications plc, 9.125% Sr. Unsec. Nts., 12/15/30	1,865,000	2,892,118
Deutsche Telekom International Finance BV, 3.60% Sr. Unsec. Nts., 1/19/27[4]	1,124,000	1,150,480
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	2,278,000	2,298,771
4.103% Sr. Unsec. Nts., 3/8/27	627,000	656,421
5.213% Sr. Unsec. Nts., 3/8/47	818,000	913,261
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	799,000	1,061,123
Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	851,000	836,192
4.125% Sr. Unsec. Nts., 8/15/46	952,000	847,327
4.522% Sr. Unsec. Nts., 9/15/48	1,193,000	1,126,461
		19,145,792

Utilities—1.2%
Electric Utilities—0.9%
AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[4]	1,159,000	1,227,420
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26	1,144,000	1,172,603
Duke Energy Corp.:
3.15% Sr. Unsec. Nts., 8/15/27	1,135,000	1,144,850
3.75% Sr. Unsec. Nts., 9/1/46	1,086,000	1,052,426
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	1,392,000	1,420,167
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[4]	1,516,000	1,537,891
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	75,000	75,143
Enel Finance International NV:
3.625% Sr. Unsec. Nts., 5/25/27[4]	1,138,000	1,154,504
6.25% Sr. Unsec. Nts., 9/15/17[4]	2,101,000	2,103,430
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	558,000	593,998
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	430,000	487,814
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	588,000	700,847
Pacific Gas & Electric Co., 3.40% Sr. Unsec. Nts., 8/15/24	1,471,000	1,541,873
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	368,000	393,532
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[4]	2,055,000	2,241,447
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	1,953,000	2,033,889
Southern Co. Gas Capital Corp., 4.40% Sr. Unsec. Nts., 5/30/47	822,000	869,170
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	2,039,000	2,038,108
TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17	2,102,000	2,117,237
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[4]	1,394,000	1,476,934
		25,383,283

44        OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Multi-Utilities—0.3%
Dominion Energy, Inc.:
1.875% Sr. Unsec. Nts., 1/15/19	$1,052,000	$ 1,052,709
4.90% Sr. Unsec. Nts., 8/1/41	920,000	1,037,674
NiSource Finance Corp., 3.49% Sr. Unsec. Nts., 5/15/27	1,667,000	1,710,812
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	1,897,000	1,882,879
Virginia Electric & Power Co., 2.95% Sr. Unsec. Nts., 1/15/22	1,555,000	1,601,312
		7,285,386
Total Non-Convertible Corporate Bonds and Notes (Cost $569,136,951)		588,996,319

Convertible Corporate Bond and Note—0.8%
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40 (Cost $20,657,781)[4]	20,500,000	20,935,625

Corporate Loans—1.5%
Axalta Coating Systems US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.296% [LIBOR4+200], 6/1/24[2]	13,150,000	13,200,680
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.296% [LIBOR4+200], 10/6/23[2]	17,000,000	17,081,464
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.481% [LIBOR12+325], 10/25/20[2]	3,267,673	2,421,345
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche F, 4.239% [LIBOR12+300], 6/9/23[2]	5,954,887	5,969,775

Total Corporate Loans (Cost $39,142,229)		38,673,264

			Exercise Expiration		Notional Amount
			Price	Date	(000’s)		Contracts
Exchange-Traded Option Purchased—0.1%
S&P 500 Index Call[1] (Cost $2,035,543)		USD	2,500.000	10/20/17	USD 247,165		USD 1,000	1,720,000

	Counter- party
Over-the-Counter Option Purchased—0.0%
CNH Currency Put[1] (Cost $2,350,110)	CITNA-B	CNH7.300		11/29/17	CNH 2,133,100		758,100,000	100,069

	Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.0%
Interest Rate Swap maturing 1/28/30 Call[1]	GSCOI	Receive	Three-Month USD BBA LIBOR	2.974%	1/24/20	USD	60,450	$1,393,151

45        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 11/21/28 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.850%	11/19/18 JPY	512,000	$9,506
Interest Rate Swap maturing 11/22/27 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	1.070	11/20/17 JPY	8,437,000	2
Interest Rate Swap maturing 7/25/28 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	1.050	7/23/18 JPY	2,000,000	7,653
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $4,937,969)							1,410,312

	Shares
Investment Companies—24.4%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.97%[15,16]	65,992,768	65,992,768
Oppenheimer Master Loan Fund, LLC[1,15]	15,497,138	256,563,263
Oppenheimer Ultra-Short Duration Fund, Cl. Y15	60,077,426	300,987,903
SPDR Gold Trust Exchange Traded Fund[1]	201,900	25,403,058
Total Investment Companies (Cost $652,892,402)		648,946,992
Total Investments, at Value (Cost $3,052,435,293)	113.9%	3,026,275,481
Net Other Assets (Liabilities)	(13.9)	(368,428,656)
Net Assets	100.0%	$ 2,657,846,825

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Restricted security. The aggregate value of restricted securities at period end was $25,960,062, which represents 0.98% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Airspeed Ltd., Series 2007-1A, Cl. G1, 1.497% [LIBOR01M+27], 6/15/32	9/16/10-3/31/15	$13,111,961	$13,242,526	$130,565
Airspeed Ltd., Series 2007-1A, Cl. G2, 1.507% [LIBOR01M+28], 6/15/32	4/8/11	6,566,542	6,528,263	(38,279)
Blade Engine Securitization Ltd., Series 2006-1A, Cl. A1, 2.227% [LIBOR01M+100], 9/15/41	5/15/13	1,053,564	648,707	(404,857)
Raspro Trust, Series 2005-1A, Cl. G, 1.674% [LIBOR03M+40], 3/23/24	6/11/13-7/7/15	3,839,017	3,830,573	(8,444)

46        OPPENHEIMER CAPITAL INCOME FUND

Footnotes to Consolidated Statement of Investments (continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Westlake Automobile Receivables Trust,
Series 2017-2A, Cl. E, 4.63%, 7/15/24	8/1/17	$ 1,709,993	$1,709,993	$ —
		$ 26,281,077	$25,960,062	$ (321,015)

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $227,807,839 or 8.57% of the Fund’s net assets at period end.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

6. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

7. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $5,958,112 or 0.22% of the Fund’s net assets at period end.

8. Interest rate is less than 0.0005%.

9. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $92,577 or 0.00% of the Fund’s net assets at period end.

10. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

11. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,365,335. See Note 6 of the accompanying Consolidated Notes.

12. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $3,267,458. See Note 6 of the accompanying Consolidated Notes.

13. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Consolidated Notes.

14. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

15. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2016	Gross Additions	Gross Reductions	Shares August 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	103,649,970	836,781,467	874,438,669	65,992,768
Oppenheimer Master Loan Fund, LLC	15,497,138	—	—	15,497,138

47        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

Footnotes to Consolidated Statement of Investments (continued)

	Shares August 31, 2016	Gross Additions		Gross Reductions		Shares August 31, 2017
Oppenheimer Ultra-Short Duration Fund, Cl. Y	18,286,561	64,816,813		23,025,948		60,077,426

	Value	Income		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	$ 65,992,768	$332,719		$—		$ —
Oppenheimer Master Loan Fund, LLC	256,563,263	15,276,041	[b]	175,263	[b]	3,570,072[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	300,987,903	1,917,066		40,648		(40,648)
Total	$ 623,543,934	$17,525,826		$215,911		$ 3,529,424

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

16. Rate shown is the 7-day yield at period end.

Forward Currency Exchange Contracts as of August 31, 2017

Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	09/2017	USD	26,174	THB	892,000	$ —	$ 690,727
BOA	09/2017	EUR	5,965	USD	6,820	283,334	—
BOA	09/2017	USD	22,980	CAD	30,965	—	1,818,049
BOA	09/2017	USD	6,724	EUR	5,965	—	379,215
CITNA-B	09/2017	USD	18,475	JPY	2,024,000	58,592	—
JPM	11/2017	USD	17,184	CNH	122,000	—	1,233,779
TDB	09/2017	USD	17,886	AUD	23,730	—	976,652
Total Unrealized Appreciation and Depreciation						$ 341,926	$ 5,098,422

Futures Contracts as of August 31, 2017

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation (Depreciation)
Euro-BONO	EUX	Sell	9/7/17	93	EUR 15,295	$15,457,588	$ (162,113)
Euro-BTP	EUX	Sell	12/7/17	143	EUR 23,076	23,071,861	3,902
Euro-BUND	EUX	Buy	9/7/17	244	EUR 47,865	47,950,754	85,783
Euro-OAT	EUX	Sell	9/7/17	84	EUR 15,019	15,075,668	(57,084)
United States Treasury Long Bonds	CBT	Buy	12/19/17	157	USD 24,489	24,506,719	17,422
United States Treasury Nts., 10 yr. United States Treasury Nts., 2 yr.	CBT CBT	Sell Buy	12/19/17 12/29/17	788 599	USD 99,972 USD 129,579	100,063,688 129,571,188	(91,366) (7,763)

48        OPPENHEIMER CAPITAL INCOME FUND

Futures Contracts (Continued)

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation (Depreciation)
United States Treasury Nts., 5 yr.	CBT	Sell	12/29/17	104	USD 12,315	$12,324,000	$ (8,865)
United States Ultra Bonds	CBT	Buy	12/19/17	239	USD 40,225	40,405,938	180,820
							$ (39,264)

Over-the-Counter Options Written at August 31, 2017

Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts	Notional Amount (000’s)	Premiums Received	Value
CNH Currency Put	CITNA-B	CNH 8.000	11/29/17	CNH (830,800,000)	CNH 2,338	$864,032	$—

Centrally Cleared Credit Default Swaps at August 31, 2017

Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
CDX.HY.28	Buy	5.000%	6/20/22	USD 20,000	$ 1,364,444	$ (1,611,570)	$ (247,126)
CDX.IG.23	Sell	1.000	12/20/19	USD 25,000	(177,124)	438,027	260,903
CDX.IG.25	Sell	1.000	12/20/20	USD 4,800	(50,881)	104,699	53,818
CDX.IG.26	Sell	1.000	6/20/21	USD 6,400	(86,068)	148,901	62,833
CDX.IG.28	Sell	1.000	6/20/22	USD 1,940	(35,158)	40,557	5,399
CDX.NA.HY.21	Buy	5.000	12/20/18	USD 14,535	900,363	(771,396)	128,967
CDX.NA.HY.25	Buy	5.000	12/20/20	USD 6,615	346,920	(526,654)	(179,734)
iTraxx.Main.27	Buy	1.000	6/20/22	EUR 32,500	775,487	(870,328)	(94,841)
Neiman Marcus Group LLC (The)	Buy	5.000	12/20/20	USD 3,095	179,341	833,785	1,013,126
Total Centrally Cleared Credit Default Swaps					$ 3,217,324	$(2,213,979)	$ 1,003,345

Over-the-Counter Credit Default Swaps at August 31, 2017

Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
CDX.NA.HY.21	CITNA-B	Sell	5.000%	12/20/18	USD	1,812	$ 1,011,495	$(216,673)	$ 794,822
CDX.NA.HY.21	GSCOI	Sell	5.000	12/20/18	USD	551	301,068	(65,869)	235,199
CDX.NA.HY.25	GSCOI	Sell	5.000	12/20/20	USD	2,244	1,489,410	(833,935)	655,475
Total Over-the-Counter Credit Default Swaps							$ 2,801,973	$(1,116,477)	$ 1,685,496

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

49        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$1,940,000	$—	BBB+
Non-Investment Grade Corporate Debt Indexes	40,807,122	21,150,000	BB+ to BB-

Total	$42,747,122	$21,150,000

* Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
GSCOI	Goldman Sachs International
JPM	JPMorgan Chase Bank NA
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
CAD	Canadian Dollar
CNH	Offshore Chinese Renminbi
EUR	Euro
JPY	Japanese Yen
THB	Thailand Baht

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BONO	Spanish Government Bonds
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
CDX.HY.28	Markit CDX High Yield Index
CDX.IG.23	Markit CDX Investment Grade Index
CDX.IG.25	Markit CDX Investment Grade Index
CDX.IG.26	Markit CDX Investment Grade Index
CDX.IG.28	Markit CDX Investment Grade Index
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.25	Markit CDX North American High Yield
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
iTraxx.Main.27	Credit Default Swap Trading Index for a Specific Basket of Securities
LIBOR01M	ICE LIBOR USD 1 Month
LIBOR03M	ICE LIBOR USD 3 Month
LIBOR12	London Interbank Offered Rate-Quarterly

50        OPPENHEIMER CAPITAL INCOME FUND

Definitions (Continued)
LIBOR4	London Interbank Offered Rate-Quarterly
OAT	French Government Bonds
S&P	Standard & Poor’s
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USSW5	USD Swap Semi 30/360 5 Year

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange

See accompanying Notes to Consolidated Financial Statements.

51        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES August 31, 2017

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $2,423,258,227)	$ 2,402,731,547
Affiliated companies (cost $629,177,066)	623,543,934

3,026,275,481
Cash	4,975,325
Cash used for collateral on futures	1,593,800
Cash used for collateral on OTC derivatives	316,000
Cash used for collateral on centrally cleared swaps	4,350,836
Unrealized appreciation on forward currency exchange contracts	341,926
Centrally cleared swaps, at value (net premiums paid $169,890)	1,565,969
Receivables and other assets:
Investments sold (including $204,862,933 sold on a when-issued or delayed delivery basis)	242,636,882
Interest, dividends and principal paydowns	9,171,928
Shares of beneficial interest sold	1,251,602
Variation margin receivable	246,587
Other	257,143

Total assets	3,292,983,479
Liabilities
Unrealized depreciation on forward currency exchange contracts	5,098,422
Swaps, at value (premiums received $2,801,973)	1,116,477
Centrally cleared swaps, at value (premiums received $3,387,214)	3,779,948
Options written, at value (premiums received $864,032)	—
Payables and other liabilities:
Investments purchased (including $576,818,490 purchased on a when-issued or delayed delivery basis)	620,735,779
Shares of beneficial interest redeemed	3,332,544
Distribution and service plan fees	429,501
Variation margin payable	307,622
Trustees’ compensation	176,015
Shareholder communications	25,669
Dividends	6
Other	134,671

Total liabilities	635,136,654
Net Assets	$ 2,657,846,825

Composition of Net Assets
Par value of shares of beneficial interest	$263,390
Additional paid-in capital	2,824,737,796
Accumulated net investment income	13,547,898
Accumulated net realized loss on investments and foreign currency transactions	(153,365,657)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(27,336,602)

Net Assets	$ 2,657,846,825

52        OPPENHEIMER CAPITAL INCOME FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,584,023,758 and 156,148,557 shares of beneficial interest outstanding)	$10.14

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.76

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,911,155 and 495,085 shares of beneficial interest outstanding)	$9.92

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $375,080,489 and 38,242,185 shares of beneficial interest outstanding)	$9.81

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $ 20,175,938 and 1,989,901 shares of beneficial interest outstanding)	$10.14

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $51,324,265 and 5,131,873 shares of beneficial interest outstanding)	$10.00

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $ 622,331,220 and 61,381,992 shares of beneficial interest outstanding)	$10.14

See accompanying Notes to Consolidated Financial Statements.

53        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Year Ended August 31, 2017

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC: Interest	$14,705,106
Dividends	570,935
Net expenses	(892,608)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	14,383,433
Investment Income
Interest (net of foreign withholding taxes of $2,108)	43,301,973
Dividends: Unaffiliated companies (net of foreign withholding taxes of $770,210)	30,724,085
Affiliated companies	2,249,785
Fee income on when-issued securities	4,575,093
Total investment income	80,850,936
Expenses
Management fees	14,224,961
Distribution and service plan fees: Class A	3,887,981
Class B	79,059
Class C	4,000,699
Class R	182,243
Transfer and shareholder servicing agent fees: Class A	3,659,428
Class B	17,496
Class C	880,729
Class I	4,899
Class R	81,885
Class Y	1,174,620
Shareholder communications: Class A	57,900
Class B	1,687
Class C	16,322
Class I	29
Class R	1,501
Class Y	16,554
Trustees’ compensation	95,492
Borrowing fees	54,607
Custodian fees and expenses	19,417
Other	388,618
Total expenses	28,846,127
Less reduction to custodian expenses	(4)
Less waivers and reimbursements of expenses	(1,612,591)
Net expenses	27,233,532
Net Investment Income	68,000,837

54        OPPENHEIMER CAPITAL INCOME FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (includes premiums on options exercised)	$ 169,193,233
Affiliated companies	40,648
Closing and expiration of futures contracts	(3,981,029)
Foreign currency transactions	8,003,115
Swap contracts	(3,682,577)
Closing and expiration of swaption contracts written	228,806
Net realized gain allocated from Oppenheimer Master Loan Fund, LLC	175,263

Net realized gain	169,977,459
Net change in unrealized appreciation/depreciation on:
Investment transactions in:
Unaffiliated companies	(87,543,125)
Affiliated companies	(40,648)
Translation of assets and liabilities denominated in foreign currencies	(6,635,724)
Futures contracts	189,116
Option contracts written	337,632
Swap contracts	2,108,312
Swaption contracts written	9,480
Net change in unrealized appreciation/depreciation allocated from Oppenheimer Master Loan Fund, LLC	3,570,072

Net change in unrealized appreciation/depreciation	(88,004,885)
Net Increase in Net Assets Resulting from Operations	$ 149,973,411

1. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

55        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2017	August 31, 2016
Operations
Net investment income	$68,000,837	$ 67,615,034
Net realized gain	169,977,459	585,565
Net change in unrealized appreciation/depreciation	(88,004,885)	64,552,494

Net increase in net assets resulting from operations	149,973,411	132,753,093
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(44,632,911)	(49,660,564)
Class B	(159,191)	(347,447)
Class C	(8,069,787)	(9,245,987)
Class I	(497,594)	(453,824)
Class R	(859,896)	(762,315)
Class Y	(15,247,130)	(14,306,602)

	(69,466,509)	(74,776,739)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(189,977,382)	(50,000,323)
Class B	(7,423,467)	(8,043,352)
Class C	(56,832,545)	7,414,517
Class I	4,521,969	2,089,587
Class R	18,387,755	3,882,943
Class Y	125,398,162	24,107,618

	(105,925,508)	(20,549,010)
Net Assets
Total increase (decrease)	(25,418,606)	37,427,344
Beginning of period	2,683,265,431	2,645,838,087

End of period (including accumulated net investment income of $13,547,898 and $13,178,382, respectively)	$2,657,846,825	$ 2,683,265,431

See accompanying Notes to Consolidated Financial Statements.

56        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 29,	August 30,
	2017	2016	2015	2014[1]	2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9.84	$9.62	$10.03	$9.29	$9.17
Income (loss) from investment operations:
Net investment income[2]	0.26	0.25	0.25	0.34	0.29
Net realized and unrealized gain (loss)	0.31	0.25	(0.35)	0.71	0.19

Total from investment operations	0.57	0.50	(0.10)	1.05	0.48
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.28)	(0.31)	(0.31)	(0.36)
Net asset value, end of period	$10.14	$9.84	$9.62	$10.03	$9.29

Total Return, at Net Asset Value[3]	5.84%	5.31%	(1.07)%	11.44%	5.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,584,024	$1,723,245	$1,735,068	$1,730,245	$1,512,076
Average net assets (in thousands)	$1,662,753	$1,712,506	$1,764,700	$1,627,867	$1,468,782
Ratios to average net assets:[4,5]
Net investment income	2.63%	2.66%	2.54%	3.55%	3.07%
Expenses excluding specific expenses listed below	1.05%	1.05%	1.05%	1.04%	0.98%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.05%	1.05%	1.05%	1.04%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.99%	1.00%	0.99%	0.98%	0.93%
Portfolio turnover rate[8]	92%	54%	79%	93%	84%

57        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	1.07%
Year Ended August 31, 2016	1.07%
Year Ended August 31, 2015	1.07%
Year Ended August 29, 2014	1.06%
Year Ended August 30, 2013	1.00%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2017	$4,620,692,203	$4,544,059,262
Year Ended August 31, 2016	$4,212,529,231	$4,192,313,269
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336

See accompanying Notes to Consolidated Financial Statements.

58        OPPENHEIMER CAPITAL INCOME FUND

Class B	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9.62	$9.41	$9.81	$9.09	$8.98
Income (loss) from investment operations:
Net investment income[2]	0.19	0.18	0.17	0.26	0.19
Net realized and unrealized gain (loss)	0.29	0.23	(0.34)	0.68	0.19

Total from investment operations	0.48	0.41	(0.17)	0.94	0.38
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.20)	(0.23)	(0.22)	(0.27)
Net asset value, end of period	$9.92	$9.62	$9.41	$9.81	$9.09

Total Return, at Net Asset Value[3]	5.04%	4.45%	(1.79)%	10.48%	4.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,911	$12,108	$19,917	$29,021	$33,683
Average net assets (in thousands)	$7,921	$15,539	$24,439	$30,985	$38,619
Ratios to average net assets:[4,5]
Net investment income	1.91%	1.96%	1.79%	2.70%	2.10%
Expenses excluding specific expenses listed below	1.83%	1.82%	1.82%	1.94%	2.07%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.83%	1.82%	1.82%	1.94%	2.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%	1.76%	1.76%	1.83%	1.94%
Portfolio turnover rate[8]	92%	54%	79%	93%	84%

59        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	1.85%
Year Ended August 31, 2016	1.84%
Year Ended August 31, 2015	1.84%
Year Ended August 29, 2014	1.96%
Year Ended August 30, 2013	2.09%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2017	$4,620,692,203	$4,544,059,262
Year Ended August 31, 2016	$4,212,529,231	$4,192,313,269
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336

See accompanying Notes to Consolidated Financial Statements.

60        OPPENHEIMER CAPITAL INCOME FUND

Class C	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9.52	$9.32	$9.74	$9.03	$8.93
Income (loss) from investment operations:
Net investment income[2]	0.18	0.17	0.17	0.26	0.20
Net realized and unrealized gain (loss)	0.30	0.24	(0.35)	0.69	0.19

Total from investment operations	0.48	0.41	(0.18)	0.95	0.39
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.21)	(0.24)	(0.24)	(0.29)
Net asset value, end of period	$9.81	$9.52	$9.32	$9.74	$9.03

Total Return, at Net Asset Value[3]	5.13%	4.47%	(1.89)%	10.66%	4.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$375,081	$420,117	$403,758	$296,136	$182,920
Average net assets (in thousands)	$400,146	$413,522	$369,218	$230,619	$140,184
Ratios to average net assets:[4,5]
Net investment income	1.87%	1.87%	1.75%	2.76%	2.24%
Expenses excluding specific expenses listed below	1.81%	1.82%	1.81%	1.82%	1.80%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.81%	1.82%	1.81%	1.82%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.76%	1.75%	1.76%	1.75%
Portfolio turnover rate[8]	92%	54%	79%	93%	84%

61        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	1.83%
Year Ended August 31, 2016	1.84%
Year Ended August 31, 2015	1.83%
Year Ended August 29, 2014	1.84%
Year Ended August 30, 2013	1.82%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2017	$4,620,692,203	$4,544,059,262
Year Ended August 31, 2016	$4,212,529,231	$4,192,313,269
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336

See accompanying Notes to Consolidated Financial Statements.

62        OPPENHEIMER CAPITAL INCOME FUND

Class I	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Period Ended August 29, 2014 [1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.84	$9.62	$10.03	$9.60
Income (loss) from investment operations:
Net investment income[3]	0.30	0.30	0.29	0.26
Net realized and unrealized gain (loss)	0.31	0.24	(0.35)	0.31

Total from investment operations	0.61	0.54	(0.06)	0.57
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.32)	(0.35)	(0.14)
Net asset value, end of period	$10.14	$9.84	$9.62	$10.03

Total Return, at Net Asset Value[4]	6.29%	5.78%	(0.65)%	6.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,176	$15,142	$12,625	$10,894
Average net assets (in thousands)	$16,342	$14,088	$12,629	$7,047
Ratios to average net assets:[5,6]
Net investment income	3.04%	3.08%	2.96%	3.87%
Expenses excluding specific expenses listed below	0.62%	0.63%	0.62%	0.64%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%

Total expenses[8]	0.62%	0.63%	0.62%	0.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.56%	0.57%	0.56%	0.58%
Portfolio turnover rate[9]	92%	54%	79%	93%

63        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 27, 2013 (inception of offering) to August 29, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan

Fund, LLC.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	0.64%
Year Ended August 31, 2016	0.65%
Year Ended August 31, 2015	0.64%
Period Ended August 29, 2014	0.66%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2017	$4,620,692,203	$4,544,059,262
Year Ended August 31, 2016	$4,212,529,231	$4,192,313,269
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Period Ended August 29, 2014	$2,958,051,509	$2,894,379,022

See accompanying Notes to Consolidated Financial Statements.

64        OPPENHEIMER CAPITAL INCOME FUND

Class R	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9.71	$9.50	$9.91	$9.18	$9.07
Income (loss) from investment operations:
Net investment income[2]	0.23	0.23	0.22	0.31	0.25
Net realized and unrealized gain (loss)	0.30	0.24	(0.35)	0.70	0.19

Total from investment operations	0.53	0.47	(0.13)	1.01	0.44
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.26)	(0.28)	(0.28)	(0.33)
Net asset value, end of period	$10.00	$9.71	$9.50	$9.91	$9.18

Total Return, at Net Asset Value[3]	5.57%	5.02%	(1.32)%	11.15%	4.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,324	$31,806	$27,151	$23,798	$20,075
Average net assets (in thousands)	$37,273	$28,769	$25,957	$22,251	$20,943
Ratios to average net assets:[4,5]
Net investment income	2.33%	2.39%	2.28%	3.27%	2.73%
Expenses excluding specific expenses listed below	1.30%	1.31%	1.30%	1.32%	1.33%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.30%	1.31%	1.30%	1.32%	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%	1.25%	1.24%	1.26%	1.28%
Portfolio turnover rate[8]	92%	54%	79%	93%	84%

65        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan

Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	1.32%
Year Ended August 31, 2016	1.33%
Year Ended August 31, 2015	1.32%
Year Ended August 29, 2014	1.34%
Year Ended August 30, 2013	1.35%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2017	$4,620,692,203	$4,544,059,262
Year Ended August 31, 2016	$4,212,529,231	$4,192,313,269
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336

See accompanying Notes to Consolidated Financial Statements.

66        OPPENHEIMER CAPITAL INCOME FUND

Class Y	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9.84	$9.62	$10.03	$9.29	$9.18
Income (loss) from investment operations:
Net investment income[2]	0.28	0.27	0.27	0.37	0.30
Net realized and unrealized gain (loss)	0.31	0.25	(0.35)	0.70	0.19

Total from investment operations	0.59	0.52	(0.08)	1.07	0.49
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.29)	(0.30)	(0.33)	(0.33)	(0.38)
Net asset value, end of period	$10.14	$9.84	$9.62	$10.03	$9.29

Total Return, at Net Asset Value[3]	6.21%	5.47%	(0.82)%	11.74%	5.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$622,331	$480,847	$447,319	$280,000	$105,635
Average net assets (in thousands)	$534,372	$453,299	$401,249	$162,609	$63,500
Ratios to average net assets:[4,5]
Net investment income	2.85%	2.86%	2.74%	3.77%	3.27%
Expenses excluding specific expenses listed below	0.81%	0.82%	0.82%	0.81%	0.72%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	0.81%	0.82%	0.82%	0.81%	0.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.76%	0.76%	0.75%	0.67%
Portfolio turnover rate[8]	92%	54%	79%	93%	84%

67        OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	0.83%
Year Ended August 31, 2016	0.84%
Year Ended August 31, 2015	0.84%
Year Ended August 29, 2014	0.83%
Year Ended August 30, 2013	0.74%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2017	$4,620,692,203	$4,544,059,262
Year Ended August 31, 2016	$4,212,529,231	$4,192,313,269
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336

See accompanying Notes to Consolidated Financial Statements.

68        OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS August 31, 2017

1. Organization

Oppenheimer Capital Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Capital Income Fund Cayman Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the

69        OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 9,723 shares with net assets of $25,384,627 in the Subsidiary. Other financial information at period end:

Total market value of investments	$25,403,058
Net assets	$25,384,627
Net income (loss)	$(210,732)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$209,976

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon

70        OPPENHEIMER CAPITAL INCOME FUND

2. Significant Accounting Policies (Continued)

ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. Effective July 17, 2017, the rate changed to the Federal Funds rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state

71        OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes

$7,144,648	$—	$158,287,471	$12,363,076

1. At period end, the Fund had $158,283,472 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2018	$158,283,472

2. The Fund had $3,999 of straddle losses which were deferred.

3. During the reporting period, the Fund utilized $148,718,360 of capital loss carryforward to offset capital gains

72        OPPENHEIMER CAPITAL INCOME FUND

2. Significant Accounting Policies (Continued)

realized in that fiscal year.

4. During the previous reporting period, the Fund utilized $3,000,239 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments

$1,835,188	$1,835,188

The tax character of distributions paid during the reporting periods:

	Year Ended	Year Ended
	August 31, 2017	August 31, 2016

Distributions paid from:
Ordinary income	$ 69,466,509	$74,776,739

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$3,039,193,508
Federal tax cost of other investments	67,865,988

Total federal tax cost	$3,107,059,496

Gross unrealized appreciation	$58,329,496
Gross unrealized depreciation	(70,692,572)

Net unrealized depreciation	$(12,363,076)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable

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3. Securities Valuation (Continued)

securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation

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FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$22,302,707	$—	$—	$22,302,707
Consumer Staples	59,551,440	—	—	59,551,440
Energy	85,345,842	—	—	85,345,842
Financials	145,279,987	—	—	145,279,987
Health Care	125,314,366	12,356,916	—	137,671,282
Industrials	160,020,840	—	—	160,020,840
Information Technology	120,605,873	—	—	120,605,873
Materials	45,237,671	—	—	45,237,671
Telecommunication Services	63,540,311	—	—	63,540,311
Utilities	60,647,128	—	—	60,647,128
Preferred Stocks	28,704,800	6,499,491	—	35,204,291

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3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value: (Continued)
Asset-Backed Securities	$—	$212,058,326	$648,707	$212,707,033
Mortgage-Backed Obligations	—	572,632,340	—	572,632,340
U.S. Government Obligations	—	4,746,155	—	4,746,155
Non-Convertible Corporate Bonds and Notes	—	588,996,319	—	588,996,319
Convertible Corporate Bond and Note	—	20,935,625	—	20,935,625
Corporate Loans	—	38,673,264	—	38,673,264
Exchange-Traded Option Purchased	1,720,000	—	—	1,720,000
Over-the-Counter Option Purchased	—	100,069	—	100,069
Over-the-Counter Interest Rate
Swaptions Purchased	—	1,410,312	—	1,410,312
Investment Companies	392,383,729	256,563,263	—	648,946,992

Total Investments, at Value	1,310,654,694	1,714,972,080	648,707	3,026,275,481
Other Financial Instruments:
Centrally cleared swaps, at value	—	1,565,969	—	1,565,969
Futures contracts	287,927	—	—	287,927
Forward currency exchange contracts	—	341,926	—	341,926

Total Assets	$1,310,942,621	$1,716,879,975	$648,707	$3,028,471,303

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(1,116,477)	$—	$(1,116,477)
Centrally cleared swaps, at value	—	(3,779,948)	—	(3,779,948)
Options written, at value	—	—	—	—
Futures contracts	(327,191)	—	—	(327,191)
Forward currency exchange contracts	—	(5,098,422)	—	(5,098,422)

Total Liabilities	$(327,191)	$(9,994,847)	$—	$(10,322,038)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will

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FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 16.4% of the Master Fund at period end.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

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4. Investments and Risks (Continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$576,818,490
Sold securities	204,862,933

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

At period end, the counterparty pledged $287,000 of collateral to the Fund for forward roll transactions.

At period end, the Fund pledged $113,362 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. There were no securities not accruing interest at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality

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5. Market Risk Factors (Continued)

securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options.

In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $33,233,956 and $177,692,722, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment

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6. Use of Derivatives (Continued)

obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $212,153,410 and $135,859,485 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Interest Rate Options. The Fund may purchase or write call and put options on treasury and/or euro futures to increase or decrease exposure to interest rate risk. A purchased call or

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $333,692 and $1,375,260 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

During the reporting period, the Fund had an ending monthly average market value of $265,691 on written put options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during

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6. Use of Derivatives (Continued)

the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset.

Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $114,274,855 and $54,261,944 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

85        OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $5,170,097 on interest rate swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may purchase swaptions which give it the option to buy or sell credit protection

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6. Use of Derivatives (Continued)

through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $2,004,146 and $31,651 on purchased and written swaptions, respectively.

At period end, the Fund had no written swaption contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $466,179.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

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6. Use of Derivatives (Continued)

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$283,334	$(283,334)	$–	$–	$ –
Citibank NA	158,661	(158,661)	–	–	–
Goldman Sachs International	1,410,312	(899,804)	(466,179)	–	44,329

	$1,852,307	$(1,341,799)	$(466,179)	$–	$ 44,329

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(2,197,264)	$283,334	$1,429,590	$34,000	$(450,340)
Barclays Bank plc	(690,727)	–	638,037	–	(52,690)
Citibank NA	(216,673)	158,661	58,012	–	–

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Goldman Sachs International	$(899,804)	$899,804	$–	$ –	$ –
JPMorgan Chase Bank NA	(1,233,779)	–	914,921	282,000	(36,858)
Toronto Dominion Bank	(976,652)	–	–	–	(976,652)

	$(6,214,899)	$1,341,799	$3,040,560	$ 316,000	$ (1,516,540)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts				Swaps, at value	$1,116,477
Interest rate contracts	Centrally cleared swaps, at value	$1,565,969		Centrally cleared swaps, at value	3,779,948
Equity contracts	Variation margin receivable	246,587	*	Variation margin payable	307,622	*
Forward exchange contracts	Unrealized appreciation on forward currency exchange contracts	341,926		Unrealized depreciation on forward currency exchange contracts	5,098,422
Equity contracts	Investments, at value	1,720,000	**
Forward exchange contracts	Investments, at value	100,069	**
Interest rate contracts	Investments, at value	1,410,312	**

Total		$5,384,863			$10,302,469

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

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6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies (including premiums on options exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of futures contracts
Credit contracts	$(682,588)	$228,806	$—
Equity contracts	(1,513,901)	—	—
Forward exchange contracts	1,104,256	—	—
Interest rate contracts	(1,498,714)	—	(3,981,029)

Total	$(2,590,947)	$228,806	$(3,981,029)

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions	Swap contracts	Total
Credit contracts	$—	$(3,385,358)	$ (3,839,140)
Equity contracts	—	—	(1,513,901)
Forward exchange contracts	6,737,215	—	7,841,471
Interest rate contracts	—	(297,219)	(5,776,962)

Total	$6,737,215	$(3,682,577)	$ (3,288,532)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts
Credit contracts	$(6,038)	$—	$9,480	$ —
Equity contracts	(315,543)	—	—	—
Forward exchange contracts	(1,804,001)	337,632	—	—
Interest rate contracts	187,272	—	—	189,116

Total	$(1,938,310)	$337,632	$9,480	$ 189,116

91        OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Credit contracts	$—	$2,182,830	$2,186,272
Equity contracts	—	—	(315,543)
Forward exchange contracts	(6,716,698)	—	(8,183,067)
Interest rate contracts	—	(74,518)	301,870

Total	$(6,716,698)	$2,108,312	$(6,010,468)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2017		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	13,503,190	$134,303,665	22,114,630	$211,686,219
Dividends and/or distributions reinvested	4,254,741	42,179,895	4,912,205	46,602,086
Redeemed	(36,742,628)	(366,460,942)	(32,212,207)	(308,288,628)

Net decrease	(18,984,697)	$(189,977,382)	(5,185,372)	$(50,000,323)

Class B
Sold	40,700	$395,847	139,395	$1,302,899
Dividends and/or distributions reinvested	16,200	156,856	36,697	340,610
Redeemed	(820,551)	(7,976,170)	(1,034,620)	(9,686,861)

Net decrease	(763,651)	$(7,423,467)	(858,528)	$(8,043,352)

Class C
Sold	5,462,749	$52,579,149	11,180,368	$103,545,856
Dividends and/or distributions reinvested	741,809	7,121,396	877,942	8,072,868
Redeemed	(12,080,759)	(116,533,090)	(11,254,410)	(104,204,207)

Net increase (decrease)	(5,876,201)	$(56,832,545)	803,900	$7,414,517

Class I
Sold	803,929	$8,050,947	646,631	$6,161,787
Dividends and/or distributions reinvested	50,101	496,570	47,826	453,491
Redeemed	(403,679)	(4,025,548)	(467,275)	(4,525,691)

Net increase	450,351	$4,521,969	227,182	$2,089,587

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7. Shares of Beneficial Interest (Continued)

	Year Ended August 31, 2017		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount

Class R
Sold	2,763,935	$27,328,592	1,125,399	$10,595,667
Dividends and/or distributions reinvested	84,256	825,249	76,875	720,135
Redeemed	(992,909)	(9,766,086)	(784,489)	(7,432,859)

Net increase	1,855,282	$18,387,755	417,785	$3,882,943

Class Y
Sold	28,295,834	$282,621,289	22,027,993	$210,819,968
Dividends and/or distributions reinvested	1,253,476	12,435,046	1,174,846	11,139,830
Redeemed	(17,057,606)	(169,658,173)	(20,815,765)	(197,852,180)

Net increase	12,491,704	$125,398,162	2,387,074	$24,107,618

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$2,356,040,781	$2,404,386,118
U.S. government and government agency obligations	8,157,009	12,176,971
To Be Announced (TBA) mortgage-related securities	4,620,692,203	4,544,059,262

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Next $4.5 billion	0.50
Over $5 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.54% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all

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9. Fees and Other Transactions with Affiliates (Continued)

of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

August 31, 2017	$368,414	$33,667	$10,836	$34,677	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $179,386. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Class A	$164,363
Class B	673
Class C	39,389
Class R	3,977
Class Y	55,716

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $1,169,087 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Capital Income Fund: We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Capital Income Fund (the Fund) and subsidiary, including the consolidated statement of investments, as of August 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Income Fund and subsidiary as of August 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

October 25, 2017

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 34.15% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $31,945,437 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $40,204,259 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michelle Borré and Krishna Memani, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the 30% to 50% equity allocation category. The Board considered that the Fund outperformed its category median for the three- and five-year periods, although it underperformed its category median for the one- and ten-year period.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail funds in the 30% to 50% equity allocation category with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was lower than its peer group median and category median and its total expenses, net of waivers, were higher than its peer group median and lower than its category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality

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services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow and which are appropriate given the Fund’s current size.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990- 1991) and Member (1984-1999) of Young Presidents Organization. Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-

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TRUSTEES AND OFFICERS Unaudited / continued

Jon S. Fossel, Continued	Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985- 1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999- July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / continued

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009).An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Memani, Mss. Borré, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michelle Borré, Vice President (since 2009) Year of Birth: 1967	Senior Vice President of the Sub-Adviser (since January 2016); Senior Portfolio Manager of the Sub-Adviser (since April 2009);Vice President of the Sub-Adviser (April 2003-January 2016); Senior Research Analyst of the Sub-Adviser (February 2003-April 2009). Ms. Borré held various positions, including Managing Director and Partner, at J&W Seligman (July 1996 -January 2003); Adjunct Professor of Finance and Economics at Columbia Business School (2003-2013); Served on the Executive Advisory Board at the Heilbrunn Center for Graham and Dodd Investing at Columbia Business School (from 2004 to 2005). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

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Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER CAPITAL INCOME FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

109        OPPENHEIMER CAPITAL INCOME FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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111        OPPENHEIMER CAPITAL INCOME FUND

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0300.001.0817 October 22, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $77,100 in fiscal 2017 and $65,000 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $6,000 in fiscal 2017 and $5,341 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $289,000 in fiscal 2017 and $704,560 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody exams, and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $528,317 in fiscal 2017 and $237,933 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $817,317 in fiscal 2017 and $942,493 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/13/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	10/13/2017